ELFUN FUNDS
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                            UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------

A LETTER FROM THE PRESIDENT ..........................   1

   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS

   Portfolio managers discuss your Funds' results in 2000

     ELFUN INTERNATIONAL EQUITY FUND .................   3

     ELFUN TRUSTS ....................................   8

     ELFUN DIVERSIFIED FUND ..........................  12

     ELFUN TAX-EXEMPT INCOME FUND ....................  23

     ELFUN INCOME FUND ...............................  33

     ELFUN MONEY MARKET FUND .........................  42


NOTES TO PERFORMANCE .................................  45

NOTES TO SCHEDULES OF INVESTMENTS ....................  46

FINANCIAL STATEMENTS
   Financial Highlights ..............................  47
   Notes to Financial Highlights .....................  49
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets .............  50

NOTES TO FINANCIAL STATEMENTS ........................  56

INDEPENDENT AUDITORS' REPORT .........................  61

ELFUN FUNDS' INVESTMENT TEAM .........................  63

SHAREHOLDER SERVICES ..................  INSIDE BACK COVER

   How you can obtain more information

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                            HIGHLY RATED ELFUN FUNDS
--------------------------------------------------------------------------------
                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY -- (International Equity)
--------------------------------------------------------------------------------
Overall and 3 year          1281       [STAR]   [STAR]   [STAR]   [STAR]
      5 year                 773       [STAR]   [STAR]   [STAR]   [STAR]
      10 year                154       [STAR]   [STAR]   [STAR]   [STAR]


--------------------------------------------------------------------------------
ELFUN TRUSTS -- (Domestic Equity)
--------------------------------------------------------------------------------
Overall and 3 year          4164       [STAR]   [STAR]   [STAR]   [STAR]
      5 year                2542       [STAR]   [STAR]   [STAR]   [STAR]  [STAR]
      10 year                824       [STAR]   [STAR]   [STAR]   [STAR]


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ELFUN TAX-EXEMPT INCOME -- (Municipal Bonds)
--------------------------------------------------------------------------------
Overall and 3 year          1722       [STAR]   [STAR]   [STAR]   [STAR]  [STAR]
      5 year                1479       [STAR]   [STAR]   [STAR]   [STAR]  [STAR]
      10 year                443       [STAR]   [STAR]   [STAR]   [STAR]

--------------------------------------------------------------------------------
ELFUN INCOME -- (Taxable Bond)
--------------------------------------------------------------------------------
Overall and 3 year          1969       [STAR]   [STAR]   [STAR]   [STAR]
      5 year                1309       [STAR]   [STAR]   [STAR]   [STAR]
      10 year                398       [STAR]   [STAR]   [STAR]   [STAR]

--------------------------------------------------------------------------------
ELFUN DIVERSIFIED -- (Domestic Equity)
--------------------------------------------------------------------------------
Overall and 3 year          4164       [STAR]   [STAR]   [STAR]   [STAR]
      5 year                2542       [STAR]   [STAR]   [STAR]   [STAR]
      10 year                824       [STAR]   [STAR]   [STAR]

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The advisor has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

Just one year ago we were celebrating the new millennium with another record year of returns in excess of 20% for the U.S. equity markets and the S&P 500 Index in particular. However, the U.S. equity markets have yet again proven the maxim that, "Trees do not grow to the sky," by posting negative returns for the one-year period ended December 31, 2000. In addition, the global equity markets were down significantly and the U.S. bond market's double-digit returns enabled it to outperform all equity market indices for the first time since 1993. What a difference a year makes!

                         GLOBAL MARKET REVIEW FOR 2000

                          THE U.S. FIXED INCOME MARKETS

The U.S. fixed income markets rebounded nicely from a negative return in 1999, posting a total return in 2000 of 11.63% as measured by the Lehman Brothers Aggregate Bond Index. Although absolute returns were strong, it was by no means an easy year for active portfolio managers to perform well against their benchmarks as sector returns diverged greatly and market volatility was high.

Economic strength from 1999 carried over into the first half of 2000. After posting a 4.2% growth rate in 1999, U.S. real Gross Domestic Product ("GDP") grew 5.2% in the first six months of 2000. Consumer spending was running at a torrid pace supported by record levels of consumer confidence and bolstered by huge gains in the equity markets and low levels of unemployment. Corporate profits were strong, increasing capital investment, the other main driver of economic growth. With strong economic growth, high levels of worker productivity kept inflation at both the producer and consumer levels moderate. Against this fundamental backdrop, the Federal Reserve stayed vigilant against inflationary fears, continuing tighter monetary policy through May, raising the Federal Funds rate to a nine year high of 6.50% (175 basis point increase from June 1999).

Bond investors, reacting to this fundamental environment, were also dealing with the market impact of an increasing budget surplus. The result was an inversion of the yield curve where short rates surpassed long rates. In early 2001, the Federal Reserve moved ahead of market expectations of an easing at the meeting of the Federal Open Market Committee on Jan 30-31, and lowered their target on the Federal Funds rate 50 basis points to 6.00%. We believe that further easing is priced into the market and that this Federal Reserve move is not the last. Our baseline economic outlook has been for below trend growth without a recession. Continued easing of monetary policy by the Federal Reserve seems to point to an intended soft landing scenario.

                             THE U.S. EQUITY MARKETS

In 2000, most U.S. equity market averages had their worst calendar-year performance in decades with the S&P 500 Index in particular posting a return of negative 9.17%, the weakest since 1974. The NASDAQ Composite had its worst single calendar-year loss since its inception thirty years ago with a decline of more than 39%. The year 2000 began well for the markets up until February with investors elated the world did not melt down due to the Y2K bug. However, the Internet bubble was pricked amid rising interest rates and the first technology correction ensued in the March/April timeframe. The second technology correction took place starting in September with several technology companies announcing disappointing earnings results and the reality that the technology-spending boom of the past couple of years would be slowing sharply given the dramatic slowdown in the economy.

The year was characterized by extreme volatility in the U.S. equity markets and a flight to safe-haven industries and stocks amid declining corporate earnings, a credit crunch, and a moderating economy. The Dow Jones Industrial Average
(DJIA) and the NASDAQ averaged intraday price volatility (i.e., the change in price from the open to the close of the markets) greater than the intraday price volatility produced back in 1932. However, on a positive note, the breadth in the market improved with the unweighted average stock in the S&P 500 Index up 12% during 2000. Interestingly, 76% of the 121 groups of the S&P 500 Index outperformed the Index's decline of 9.2% and nearly 70% of the groups finished the year on a positive note. The improved market breadth also helped the small and mid-cap indices stage a rally and the value indices outperformed the growth indices thereby creating a very different picture in the markets than the recent past where leadership was concentrated in a handful of stocks.

Performance for active equity managers for the year was driven by portfolio construction around sectors and industries. The second half reflected investors' preferences for safe-haven/defensive areas such as healthcare, energy, and electric utilities. In a reversal of fortune, eight of the top-10 performing S&P 500 Index industry groups of 2000 had provided negative returns in 1999. On average, the top 10 groups gained 84% in 2000 after declining almost 30% in 1999. We anticipate continued group rotation given the muted outlook for corporate earnings over the short term.

                                                   [PHOTO OF JOHN MYERS OMITTED]

--------------------------------------------------------------------------------

                        THE INTERNATIONAL EQUITY MARKETS

Most international equity markets were also down double-digits in 2000 following double-digit gains in 1999. Only three markets, Switzerland, Canada, and Denmark posted positive returns for the year. The New Zealand and Japan markets posted the worst declines over the period with losses of 34% and 28% respectively. Several economies appeared to be overheating, thus increasing the potential for a rise in inflation. Investors took the hint and sold stocks aggressively, especially those related to the over-priced technology, media, and telecommunications ("TMT") sectors.

International economies have slowed considerably as interest rates have risen and some commentators are forecasting a recession in the U.S. This would affect international economies that are highly dependent on exporting goods and services to the U.S., such as Latin America and Asia. Europe's dependence on the U.S. economy has declined but it is still influenced by a slowdown in the U.S. economy. As a result, downward revisions of economic forecasts for European countries have been less severe than in the U.S. While the prospects of a global slowdown are taking shape, the European markets look better positioned than the Japanese market, for example.

After its steady decline from inception in January 1999, the Euro finally showed some strength in the fourth quarter of 2000. Having started at around a 17% premium to the dollar at inception, it lost value during 1999 and through 2000, falling to a low of 0.82 Euros per U.S. dollar, a devaluation of some 30%. The fourth quarter saw a rebound from this low level, with the Euro closing the year at 0.93 Euros per dollar and it has continued to strengthen early in 2001. The yen, however, was weak in the fourth quarter having been one of the stronger currencies since mid-1999. In the fourth quarter, the yen fell 5.4% against the U.S. dollar. The strength and decline of the dollar will continue to highlight relative value opportunities around the world.

                             PERFORMANCE HIGHTLIGHTS

Our ELFUN family of funds posted another strong year of relative performance compared to fund benchmarks, and compared to their respective Lipper peer groups. Specifically, ELFUN INTERNATIONAL EQUITY FUND beat the MSCI World Index by more than 4%, ranking it very competitively within its peer group of 311 International funds for the year. ELFUN TRUSTS returned a stellar 5.89%, drubbing the S&P 500 Index by more than 15% and placing the Fund in the top 3% of its peer group for the year. ELFUN DIVERSIFIED FUND also posted positive returns of 5.46%, beating the S&P 500 Index by more than 14% and placing this fund in the top quartile versus its peers for the year and the top decile for the three year period. Our fixed income funds both posted double-digit returns with ELFUN TAX-EXEMPT INCOME FUND up 12.37%, placing it in the top 15% of its peers, and ELFUN INCOME FUND up 11.11% for the year or in the top half versus its peer group. ELFUN MONEY MARKET FUND also performed well with a return of 6.40% which beat the benchmark 90-day T-bill return of 6.04%, placing the Fund in the top 1% when compared to its peer group for the year.

Please take a moment to read our Annual Report for the calendar year 2000. In it you will find financial information on all our Elfun Funds, including fund performance, peer group performance, and holdings. Your Portfolio Managers have prepared a commentary to answer questions you might have on each individual fund. Several of our funds again received favorable ratings from Morningstar, an independent fund-ranking company that analyzes risk-adjusted performance and our top-rated funds are presented on the inside front cover.

                         GLOBAL MARKET OVERVIEW FOR 2001

The outlook for 2001 is moderately positive given the correction experienced in 2000. However, investors need to be patient and cautious, as the next couple of quarters will reveal the answer to a soft or hard landing. The Federal Reserve Board telegraphed a monetary policy bias change from "tightening" to "neutral" in early December, and then an earlier than expected interest rate decrease in both the Federal Funds and the discount rate here in early January. The signal from the Fed to the investment community seems clear-they are intent on engineering a soft landing for the economy and not a recession as some strategists are predicting. However, the real questions at hand are: (1) Did the Fed tighten too much, too fast?; (2) Can additional liquidity through interest rate cuts stimulate corporate earnings?; and (3) Will fiscal policy in the form of tax cuts along with rate cuts help buoy consumer confidence enough to stimulate spending in time to avoid a recession? In addition, corporate earnings have deteriorated dramatically off levels estimated in the third quarter and it remains to be seen if those estimates will turn negative in the first half of the year, or whether the economy will fall into a recession. We believe the outlook is constructive for the equity markets in 2001 however performance may come in the second half of the year with the first half characterized by continued volatility.

We believe that superior stock selection, day-in and day-out, will be key in delivering above average returns across all markets. Security selection across the fixed income market, and the U.S. and international equity markets will continue to be our focus. As a long-term investor, we are committed to finding compelling values for our clients across all asset classes.


Sincerely,




/S/SIGNATURE




John Myers
President and Chief Executive Officer
GE ASSET MANAGEMENT

JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                                 ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

RALPH LAYMAN (PICTURED ON THE LEFT) MANAGES THE INTERNATIONAL EQUITY OPERATION WITH TOTAL ASSETS EXCEEDING $13 BILLION AS OF DECEMBER 31, 2000. HIS RESPONSIBILITIES INCLUDE CO-MANAGEMENT OF THE ELFUN INTERNATIONAL EQUITY FUND WITH MICHAEL SOLECKI. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE ASSET MANAGEMENT ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

MICHAEL SOLECKI IS SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT WITH INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT RESPONSIBILITIES, WITH PARTICULAR RESEARCH EMPHASIS ON EUROPEAN SECURITIES. MICHAEL HAS FOURTEEN YEARS OF INVESTMENT EXPERIENCE, TEN OF THEM WITH GE. AFTER COMPLETING THE GE FINANCIAL MANAGEMENT PROGRAM, MICHAEL BECAME AN INTERNATIONAL SECURITIES ANALYST WITH GE ASSET MANAGEMENT. HE WAS BASED IN OUR AFFILIATED EUROPEAN OFFICE IN LONDON, ENGLAND FROM 1992-1995. BEFORE JOINING GE, MICHAEL WORKED FOR MONARCH CAPITAL CORPORATION AS A FINANCIAL ANALYST. HE HAS AN MBA FROM FORDHAM UNIVERSITY, A BS IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE AND IS A HOLDER OF THE CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE ELFUN INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Elfun International Equity portfolio posted a return of negative 8.97% for the one-year period ended December 31, 2000. During the same period, the MSCI World Index returned negative 13.19% and our Lipper peer group of 311 Global Stock funds returned an average of negative 9.92%

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000 AND HOW DID THEY IMPACT THE FUND?

A. After a strong start to the year, the sharp reversal in the fortunes of the U.S. equity markets plus overstretched valuations in the high-flying technology, media and telecommunications sector ("TMT") around the world both contributed to poor performances in global markets. The environment of rising U.S. interest rates, sky-rocketing oil prices and lack of substantial restructuring in major markets such as Japan all made accurate stock picking even more vital.

Q. WHAT DROVE THE FUND'S PERFORMANCE?

A. A common thread throughout our 2000 performance was the superiority of stock picking over market allocation. In fact, while an allocation to emerging markets was mildly negative to our overall result, our picks in Continental Europe were responsible for the bulk of our outperformance. In sum, our Continental European return was positive while the MSCI equivalent lost 7.5%, endorsing our underweighted stance in the region.

Regarding individual holdings, TMT positions sold early in the year still contributed substantially to our full year's performance. These sales were the result of our valuation strategy being enforced at a time when momentum seemed to be the driver of the stock markets' performances. Our discipline requires us to sell stocks when valuations dramatically exceed their growth rates and sticking with this strategy saved us from major disappointments later in the year. The largest positive contributions overall were spread over a number of industries ranging from banks/finance (ING Groep; Bank of Ireland); telecommunications equipment (Ericsson); pharmaceuticals (Aventis; Teva Pharmaceutical Industries Ltd.); and media (Lagardere). The largest negative contributions came from "old economy" stocks, which had looked attractive before the major signs of economic weakness appeared on the scene.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. As the U.S. economy weakens, we look for the international markets to gain at the United States' expense. Whereas Japan still faces major hurdles, with a weak Government grappling with a declining economy (and with few tools to help them), Europe is likely to be the better performer. The Euro rallied in the 4th quarter and we believe it should stay stable in the next few months. Economic growth in Europe is forecast to be stronger than in the U.S.; tax cuts, pension reform and new elections all hold promise; and the stresses that afflict the U.S. condition such as low unemployment do not yet exist. In our current view, promising industries include banks and finance taking advantage of lower rates and pension reform; and TMT where valuations are low and pan-European strategies can begin to take effect. Regardless of top-down issues, however, our methodology of searching for companies with strong cash earnings but superior growth will continue, in an attempt to continue our recent outperformance.

[PHOTO OF RALPH LAYMAN AND MICHAEL SOLECKI OMITTED]

                                                 ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

      ELFUN INTERNATIONAL EQUITY FUND    MSCI WORLD              MSCI EAFE
'90              $10,000.00              $10,000.00              $10,000.00
'91               11,481.49               11,828.31               11,212.61
'92               12,163.97               11,210.25                9,847.90
'93               16,041.80               13,732.67               13,054.26
'94               15,941.10               14,429.74               14,069.69
'95               18,496.32               17,419.82               15,646.76
'96               21,480.67               19,768.22               16,591.88
'97               23,300.13               22,883.01               16,886.32
'98               27,345.64               28,452.01               20,263.38
'99               37,982.66               35,546.60               25,727.35
'00               34,576.61               30,859.61               22,083.30


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun International
   Equity Fund       (8.97%)   13.33%     13.21%

MSCI World          (13.19%)   12.12%     11.93%

MSCI EAFE           (14.16%)    7.13%      8.24%



--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

     A fund designed for investors who seek long-term growth of capital and future income consistent with prudent management and preservation of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON
                         INTERNATIONAL FUNDS PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/00

                                            ONE    FIVE     TEN
                                          YEAR**   YEAR    YEAR

   Fund's rank in peer group: ...........   136      58      12

   Number of Funds in peer group: .......   311     151      34

   Peer group average annual
      total return: ..................... (9.92%) 12.56%  11.54%

   Lipper categories in peer group:      INTERNATIONAL, CANADIAN,
                                         INTERNATIONAL SMALL CAP

    * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.
   ** REFLECTS INFORMATION FROM THE INTERNATIONAL FUNDS PEER GROUP.
--------------------------------------------------------------------------------

                            TOP TEN LARGEST HOLDINGS
                             AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

ING Groep N.V.                           3.17%
----------------------------------------------
BAE Systems PLC                          2.75%
----------------------------------------------
CGNU PLC                                 2.26%
----------------------------------------------
Vodafone Group PLC                       2.18%
----------------------------------------------
Axa                                      2.12%
----------------------------------------------
Total S.A. (Class B)                     2.03%
----------------------------------------------
Invensys PLC                             1.89%
----------------------------------------------
Citigroup Inc.                           1.85%
----------------------------------------------
Alstom                                   1.83%
----------------------------------------------
Aventis S.A. (Class A)                   1.80%
----------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                         ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $269,240

[PIE CHART OMITTED]

EUROPE              63.9%
JAPAN                9.9%
PACIFIC RIM          7.4%
UNITED STATES        6.8%
OTHER REGIONS        6.2%
SHORT TERM           5.8%


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 88.5%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.9%

Brambles Industries Ltd. .......  169,746    $   3,967
Cable & Wireless Optus Ltd. ....  517,585        1,071(a)
                                                 5,038

BRAZIL -- 2.3%

Embraer - Empresa Brasileira
   de Aeronautica S.A. ADR .....   54,068        2,149
Petroleo Brasileiro S.A. -
   Petrobras ADR ...............   81,432        2,056(a)
Telecomunicacoes Brasileiras
   S.A. ADR ....................    6,433          469
Uniao de Bancos Brasileiros
   S.A. GDR ....................   54,760        1,612
                                                 6,286

CANADA -- 0.9%

ATI Technologies Inc. ..........  143,687          819(a)
Celestica Inc. .................   27,723        1,504(a)
                                                 2,323

DENMARK -- 0.1%
GN Store Nord A/S ..............   16,633          291

FINLAND -- 2.1%
Sampo Insurance Co.
   Ltd. (Series A) .............   71,057        3,836
Stora Enso Oyj .................  163,768        1,938
                                                 5,774

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

FRANCE -- 15.5%

Alcatel ........................   38,973    $   2,214(a)
Alstom .........................  191,112        4,935
Aventis S.A. (Class A) .........   55,045        4,833
Axa ............................   39,558        5,720
Banque Nationale de Paris ......   14,742        1,294(a)
BNP Paribas S.A. ...............   22,761        1,998
Coflexip S.A. ADR ..............   13,425          844
Lagardere S.C.A. ...............   65,407        3,796
Lyonnaise Des Eaux S.A. ........   12,795        2,337
Michelin CGDE (Regd.)
   (Class B) ...................   48,637        1,761
Publicis Groupe ................   16,108          545
Rhodia S.A. ....................   50,550          783
Schneider Electronic S.A. ......   17,671        1,289
Total S.A. (Class B) ...........   36,778        5,470
Vivendi Universal S.A. .........   61,404        4,042(a)
                                                41,861

GERMANY -- 6.3%

Bayer AG .......................   10,676          560
Bayerische Hypo- und
   Vereinsbank AG ..............   21,627        1,225
Bayerische Motoren
   Werke (BMW) AG ..............   67,992        2,228
Deutsche Bank AG ...............   34,214        2,876
Dresdner Bank AG ...............   87,091        3,799
Fresenius Medical Care AG ......   28,467        2,325
Metallgesellschaft AG ..........    5,932           69
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .....    9,364        3,351
Veba AG ........................   10,001          608
                                                17,041

HONG KONG -- 2.4%

Cheung Kong (Holdings) Ltd. ....  269,427        3,446
Giordano International Ltd. ....2,144,000          989
Hutchison Whampoa Ltd. .........   18,700          233
Johnson Electric Holdings Ltd. .  952,000        1,471
MTR Corp. Ltd. .................  178,000          313(a)
                                                 6,452

IRELAND -- 3.2%

Bank of Ireland ...............   481,475        4,829
CRH PLC ......................    151,962        2,828
Jefferson Smurfit Group PLC ..    475,002          927
                                                 8,584

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

     ELFUN INTERNATIONAL EQUITY FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

ISRAEL -- 0.8%

Teva Pharmaceutical
   Industries Ltd. ADR .......     29,103    $   2,132

ITALY -- 3.3%

Banca Intesa S.p.A. ..........    876,054        4,212
Riunione Adriatica di
   Sicurta S.p.A (RAS) .......    195,790        3,054
Saipem S.p.A. ................    297,336        1,622
Telecom Italia S.p.A .........      8,992           99
                                                 8,987

JAPAN -- 9.9%

Asahi Bank Ltd. ..............        592            2
Canon Inc. ...................    120,000        4,199
ITOCHU Corp. .................    305,508        1,422(a)
Kao Corp. ....................    101,621        2,951
Minebea Co. Ltd. .............    349,000        3,230
Mizuho Holdings Inc. .........        149          923
Murata Manufacturing
   Co. Ltd. ..................     17,000        1,992
Shin-Etsu Chemical Co. .......     72,000        2,771
Sony Corp. ...................     39,400        2,723
The Tokyo Electric
   Power Co. Inc. ............     68,000        1,686
Toshiba Corp. ................    707,000        4,725
                                                26,624

MEXICO -- 2.2%

Desc S.A. de C.V. (Series B) .    281,308          107
Grupo Carso S.A. de C.V. ADR .     40,254          196(a)
Grupo Financiero Banamex
   Accival, S.A. de C.V.
   (Banacci) .................  1,686,522        2,771(a)
Grupo Televisa S.A. GDR ......     33,386        1,500(a)
Telefonos de Mexico S.A.
   de C.V. (TelMex) ADR ......     29,696        1,340
                                                 5,914

NETHERLANDS -- 7.1%

ASM Lithography
   Holding N.V. ..............     30,969          703(a)
European Aeronautic Defence
   & Space Co. ...............     14,246          317(a)
IHC Caland N.V. ..............     45,880        2,154
ING Groep N.V. ...............    106,973        8,546
Koninklijke (Royal) KPN N.V. .     65,337          752
Koninklijke (Royal) Philips
   Electronics N.V. ..........    129,162        4,732
Koninklijke Ahold N.V. .......     55,899        1,804
                                                19,008

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

POLAND -- 0.4%

Telekomunikacja Polska
   S.A. GDR (Series A) .......    162,532    $   1,097(b)

PORTUGAL -- 0.2%

Banco Comercial
   Portugues (Regd.) .........    113,851          604

SINGAPORE -- 0.5%

Datacraft Asia Ltd. ..........    300,840        1,420

SOUTH KOREA -- 1.1%

Kookmin Bank .................     13,154          155
Korea Telecom Corp. ADR ......     21,670          672
Korea Telecom Corp. ..........     15,912          843
Pohang Iron & Steel Co.
   Ltd. (POSCO) ..............     17,790        1,076
Pohang Iron & Steel Co.
   Ltd. (POSCO) ADR ..........      7,411          115
                                                 2,861

SPAIN -- 1.9%

Acciona S.A. .................     11,528          422
Repsol S.A. ..................     33,774          540
Telefonica S.A. ..............    241,194        3,986(a)
Telefonica S.A. ADR ..........      3,716          186(a)
                                                 5,134

SWEDEN -- 1.3%

Industriforvaltnings AB
   Kinnevik (Series B) .......     11,436          219
Investor AB (Series B) .......     28,031          419
Invik & Co. AB ...............      5,788          472
Nordea AB (NDA) FDR ..........    241,265        1,903
Svenska Handelsbanken
   AB (Series A) .............     26,180          448
                                                 3,461

SWITZERLAND -- 0.9%

ABB Ltd. .....................      1,739          185
Credit Suisse AG .............     11,518        2,189
                                                 2,374

TAIWAN -- 1.5%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ....  1,723,279        4,136

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------


UNITED KINGDOM -- 15.9%

BAE Systems PLC ............... 1,293,931    $   7,391
Bank of Scotland ..............    35,204          369
Billiton PLC ..................   283,185        1,092
Cable & Wireless PLC ..........   312,735        4,223
CGNU PLC ......................   375,986        6,083
Dimension Data Holdings PLC ...    28,789          195(a)
Invensys PLC .................. 2,168,782        5,075
Nycomed Amersham PLC ..........   308,336        2,570
Prudential PLC ................   167,911        2,704
Railtrack Group PLC ...........    14,810          205
Reed International PLC ........   238,346        2,495
Royal & Sun Alliance
   Insurance Group PLC ........   521,710        4,470
Vodafone Group PLC ............ 1,595,205        5,856
Vodafone Group PLC ADR (New) ..         5            0
                                                42,728

UNITED STATES -- 6.8%

Citigroup Inc. ................    97,733        4,990
EMC Corp. .....................    39,012        2,594(a)
Honeywell International Inc. ..    94,089        4,452
Intel Corp. ...................    64,716        1,946
Morgan Stanley, Dean
   Witter & Co. ...............    32,100        2,544
Zebra Technologies
   Corp. (Class A) ............    45,245        1,846(a)
                                                18,372
TOTAL COMMON STOCK
   (COST $211,672) ............                238,502


--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.4%
--------------------------------------------------------------------------------

GERMANY -- 1.4%

Fresenius Medical Care AG .....    19,419          930
Henkel KGaA ...................    42,656        2,776

TOTAL PREFERRED STOCKS
   (COST $3,320) ..............                  3,706


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

FRANCE -- 0.0%
Publicis SA-CVG, 03/07/02 .....    16,108           33(a)

GERMANY -- 0.0%
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 ...................       183           18(a)

TOTAL WARRANTS
   (COST $0) ..................                     51

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES -- 4.2%
--------------------------------------------------------------------------------

iShares MSCI EMU
   Index Fund .................    13,986   $    1,024
iShares MSCI France ...........    93,867        2,317
iShares MSCI Germany ..........   131,579        2,566
iShares MSCI Italy ............    25,215          571
iShares MSCI Netherlands ......    35,955          816
iShares MSCI Spain ............    17,778          408
iShares MSCI United Kingdom ...   199,288        3,562

TOTAL OTHER INVESTMENT COMPANIES
   (COST $11,118) .............                 11,264

INVESTMENTS IN SECURITIES
   (COST $226,110) ............                253,523


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund     13,967       13,967


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Federal Home Loan Bank
5.50%      1/2/01 .............    $1,750        1,750(D)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,717) .............                 15,717

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ...................                    246
                                              --------


NET ASSETS -- 100%                            $269,486
                                              ========

OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Elfun International Equity Fund invested in the following sectors at December 31, 2000:

SECTOR           PERCENTAGE (BASED ON TOTAL MARKET VALUE)
--------------------------------------------------------------------------------

Financials                                         30.09%
Industrials                                        14.58%
Information Technology                             10.50%
Consumer Discretionary                              9.22%
Telecommunication Services                          7.75%
Materials                                           5.62%
Health Care                                         4.75%
Other Investment Companies                          4.18%
Energy                                              3.91%
Cash and Other                                      9.40%
                                                  -------
                                                  100.00%
                                                  =======

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                    ELFUN TRUSTS
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF NEARLY $7 BILLION AS OF DECEMBER 31, 2000. HIS RESPONSIBILITIES INCLUDE MANAGING ELFUN TRUSTS AND THE U.S. EQUITY PORTION OF THE ELFUN DIVERSIFIED FUND. DAVE JOINED GE IN 1980 ON THE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE OF THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.


Q. HOW DID ELFUN TRUSTS PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. Elfun Trusts had a total return of 5.89% for the one-year period ended December 31, 2000. During the same period the S&P 500 Index returned a negative 9.17% and our Lipper peer group of 519 Growth funds returned negative 8.96%. The Fund ranked in the top 3% on a one-year basis, top 12% on a three-year basis, and top 8% on a five-year basis when compared to its Lipper peer group. While the absolute return was modest compared to the double-digit returns of recent years, the relative performance was outstanding.

Q. WHAT FACTORS DROVE THE FUND'S PERFORMANCE VERSUS THE U.S. EQUITY MARKET AND ITS PEER FUNDS?

A. In many ways, the stock market trends in 2000 were a reversal of the trends in 1999. In 1999, technology stocks rose sharply and the rest of the market was essentially flat. In 2000, technology stocks fell sharply and the rest of the market was flat to up slightly. Technology stocks are the largest sector of the S&P 500 Index with a weighting that averaged 31% last year. The technology stocks in the S&P 500 Index declined about 39% in price last year dragging down the major market indices. Elfun Trusts was underweighted in technology with an average weight of 20%. Furthermore, our technology holdings declined about 10% in price, much less than the S&P 500 Index technology stock decline.

Healthcare stocks were strong performers last year, and Elfun Trusts has long had an overweighted position in healthcare, particularly the large pharmaceutical companies. Our holdings in healthcare were up over 40% in aggregate. Our energy stocks were also strong performers, as we were modestly overweight in the energy sector during the year. Overall, solid stock selection drove the outperformance in Elfun Trusts versus the market and peer funds.

Q. WHAT'S THE OUTLOOK FOR TECHNOLOGY STOCKS AND THE OVERALL STOCK MARKET IN
2001?

A. A number of cross currents will affect tech stocks and the overall market this year. In addition to the economic weakness, several large technology-oriented end-market segments appear to be slowing in terms of demand. Specifically, personal computers and wireless handsets are two large markets that we expect will post lower growth this year. This ripples through all the component industries such as semiconductors. So the outlook for growth in sales and earnings is deteriorating. The debate over a hard or soft landing for the economy clouds the outlook for the technology sector profits.

On the positive side, valuation levels are becoming much more attractive. The sharp decline in prices over the last year has caused many technology stocks to reach levels we find attractive as a long-term investor. We will likely increase our weighting in technology stocks this year. Valuation levels for the overall market also seem reasonable, given the expectation for lower interest rates this year.

Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND TO POSITION IT FOR THE YEAR AHEAD?

A. Portfolio turnover remained under 20%, which is low by mutual fund standards. Elfun Trusts has such a large unrealized capital gain (nearly one-half of the unit value) that we are hesitant to make any radical changes for fear of generating large taxable gains. That said, we are comfortable with our sector weightings. We are overweight in the healthcare, consumer, financial, and energy sectors, and we are underweight in technology, basic materials, and utilities. Presently, we own about 70 stocks, and the cash weighting is about 3.4%.

The basic strategy for Elfun Trusts remains the same as it has for many years; focus on high quality, above-average growers with strong management and reasonable valuation measures. We continue to believe that the superior growth rate of our holdings will drive superior stock price performance over the long term.


                                                [PHOTO OF DAVID CARLSON OMITTED]

                                                                    ELFUN TRUSTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]

                  ELFUN TRUSTS                 S&P 500
'90                $10,000.00                $10,000.00
'91                 12,817.39                 13,055.74
'92                 14,006.63                 14,063.80
'93                 15,264.04                 15,472.10
'94                 15,298.75                 15,673.58
'95                 21,294.76                 21,550.33
'96                 26,308.97                 26,531.19
'97                 34,427.08                 35,363.35
'98                 42,325.05                 45,513.65
'99                 50,680.57                 55,100.93
'00                 53,666.81                 50,049.60


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Trusts      5.89%    20.31%     18.30%


S&P 500          (9.17%)   18.36%     17.47%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

  A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in equity securities of U.S. companies.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON
                                GROWTH PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/00

                                             ONE    FIVE     TEN
                                            YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........    16       14      10

   Number of Funds in peer group: .......   519      167      63

   Peer group average annual
     total return: ...................... (8.96%)  16.62%  15.86%

   Lipper categories in peer group: .....           GROWTH



   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                            TOP TEN LARGEST HOLDINGS
                             AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
-------------------------------------------------
Citigroup Inc.                              6.18%
-------------------------------------------------
First Data Corp.                            4.74%
-------------------------------------------------
Cardinal Health Inc.                        4.12%
-------------------------------------------------
Merck & Co. Inc.                            3.47%
-------------------------------------------------
Fannie Mae                                  2.97%
-------------------------------------------------
Johnson & Johnson                           2.79%
-------------------------------------------------
Dover Corp.                                 2.67%
-------------------------------------------------
AT&T Corp. - Liberty Media Group (Class A)  2.62%
-------------------------------------------------
Catalina Marketing Corp.                    2.51%
-------------------------------------------------
Equifax Inc.                                2.50%
-------------------------------------------------


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                  ELFUN TRUSTS
--------------------------------------------------------------------------------
MARKET VALUE OF $2,791,217

[PIE CHART OMITTED]

CONSUMER STABLE        26.3%
FINANCIAL SERVICES     20.2%
TECHNOLOGY             17.9%
CONSUMER CYCLICAL      15.2%
ENERGY                  7.5%
CAPITAL GOODS           6.6%
SHORT TERM              3.4%
UTILITIES               2.9%


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.6%

Alleghany Corp. ..............     36,801    $   7,563
Dover Corp. ..................  1,840,000       74,635
Hubbell Inc. (Class A) .......     60,000        1,560
Hubbell Inc. (Class B) .......    520,000       13,780(h)
Molex Inc. (Class A) .........  2,040,000       51,892
Republic Services Inc. .......  1,000,000       17,187(a)
Waste Management Inc. ........    665,000       18,454
                                               185,071

CONSUMER - CYCLICAL -- 15.2%

Adelphia Communications
   Corp. (Class A) ...........    120,000        6,195(a)
AT&T Corp. - Liberty Media
   Group (Class A) ...........  5,400,000       73,237(a)
Carnival Corp. ...............    925,000       28,502
Catalina Marketing Corp. .....  1,800,000       70,088(a)
Comcast Corp. (Class A) ......  1,615,000       67,426(a)
CVS Corp. ....................    370,000       22,177
Gannett Co. Inc. .............    110,000        6,937
Home Depot Inc. ..............    955,000       43,632
Interpublic Group Cos. Inc. ..    930,000       39,583
Metromedia International
   Group Inc. ................    340,000          884(a)
NTL Inc. .....................  1,900,000       45,481(a)
The Walt Disney Co. ..........    655,000       18,954
                                               423,096

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 26.2%

Abbott Laboratories ..........  1,330,000   $   64,422
American Home
   Products Corp. ............    525,000       33,364
Apogent Technologies Inc. ....  1,300,000       26,650(a)
Bristol-Myers Squibb Co. .....    830,000       61,368
Cardinal Health Inc. .........  1,155,000      115,067
Colgate-Palmolive Co. ........    240,000       15,492
Dentsply International Inc. ..    465,000       18,193
Energizer Holdings Inc. ......    250,000        5,344(a)
Gillette Co. .................    710,000       25,649
Henry Schein Inc. ............    145,000        5,021(a)
Johnson & Johnson ............    740,000       77,746
Lincare Holdings Inc. ........    970,000       55,350(a)
Merck & Co. Inc. .............  1,035,000       96,902
Pepsico Inc. .................    870,000       43,119
Pfizer Inc. ..................  1,030,000       47,380
Philip Morris Cos. Inc. ......    725,000       31,900(h)
Sybron Dental Specialties Inc.    433,333        7,312   (a)
                                               730,279

ENERGY -- 7.5%

Anadarko Petroleum Corp. .....    565,000       40,160
Baker Hughes Inc. ............    830,000       34,497
Exxon Mobil Corp. ............    300,000       26,081
Nabors Industries Inc. .......    555,000       32,828(a)
Royal Dutch Petroleum
   Co. ADR ...................    180,000       10,901
Schlumberger Ltd. ............    825,000       65,949
                                               210,416

FINANCIAL -- 20.2%

AFLAC Inc. ...................    190,000       13,716
American Express Co. .........    405,000       22,250
American International
   Group Inc. ................    653,905       64,451
Bank One Corp. ...............    545,000       19,961
Berkshire Hathaway Inc.
   (Class B) .................     13,650       32,132(a)
Citigroup Inc. ...............  3,380,000      172,591
Countrywide Credit
   Industries Inc. ...........    230,000       11,558
Fannie Mae ...................    955,000       82,846
Fidelity National
   Financial Inc. ............    635,000       23,455
Loews Corp. ..................    285,000       29,515
Marsh & McLennan Cos. Inc. ...    435,000       50,895
State Street Corp. ...........    335,000       41,610(e)
                                               564,980

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

TECHNOLOGY -- 17.9%

Analog Devices Inc. ..........    145,000  $     7,422(a)
Applied Materials Inc. .......    440,000       16,802(a)
Automatic Data
   Processing Inc. ...........  1,100,000       69,644
Cisco Systems Inc. ...........  1,150,000       43,987(a)
Dell Computer Corp. ..........    725,000       12,642(a)
EMC Corp. ....................    690,000       45,885(a)
Equifax Inc. .................  2,435,000       69,854
First Data Corp. .............  2,510,000      132,246(h)
Intel Corp. ..................  1,580,000       47,499
Intuit Inc. ..................     45,000        1,775(a)
Microsoft Corp. ..............    850,000       36,869(a)
Pitney Bowes Inc. ............    250,000        8,281
Tellabs Inc. .................    125,000        7,063(a)
                                               499,969

UTILITIES -- 2.9%

Vodafone Group PLC ADR (New) .  1,815,000       65,000
WorldCom Inc. ................    840,000       11,812(a)
XO Communications Inc.
   (Class A) .................    300,000        5,344(a)
                                                82,156
INVESTMENTS IN SECURITIES
   (COST $1,204,107) .........               2,695,967


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $95,250) ............     95,250       95,250

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ..................                   1,644
                                            ----------
NET ASSETS -- 100% ...........              $2,792,861
                                            ==========


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------

Q&A

THE ELFUN DIVERSIFIED FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF EXPERTISE:
DAVE CARLSON MANAGES THE U.S. EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 3 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MACDOUGALL MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 33 FOR BOB'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Elfun Diversified Fund posted a return of 5.46% for the one-year period ended December 31, 2000. The Fund allocates investments among several asset classes and therefore the results of the Fund need to be compared to several benchmarks: S&P 500 Index which returned negative 9.17%; the MSCI EAFE Index which returned negative 14.16%; and the Lehman Brothers Aggregate Bond Index which returned 11.63%. During the same period, our Lipper peer group of 471 Balanced funds had an average return of 1.50%. The Fund's performance is ranked in the top quartile on a one-year basis when compared to its peer group, in the top decile on a three-year basis and in the top twentieth percentile on a five-year basis.

Q. WHY DID THE FUND PERFORM WELL RELATIVE TO THE BENCHMARKS FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. Asset allocation and strong stock selection within each asset class drove the Fund's performance. Currently, the strategy is allocated approximately 45% U.S. equities, 16% foreign equities, 34% fixed income and 5% cash and cash equivalents. The U.S. equity markets were volatile over this period, however the Fund outperformed relative to the S&P 500 benchmark substantially due to solid stock selection. The international markets were also volatile with the MSCI EAFE index finishing down over 14% for the period. Fund returns for this portion of its portfolio were strong relative to this index over the one-year period ended December 31, 2000. Fixed income markets did well amid a backdrop of rising interest rates and the potential for a slow-down in the economy. Our allocation in international stocks sets us apart from many other balanced funds, which only concentrate on the U.S. financial markets. Please read the commentary on the Elfun International Equity Fund and the Elfun Income Fund for a more detailed description of the individual asset classes.

Q. HOW HAS THE VOLATILITY IN THE U.S. EQUITY MARKETS IMPACTED THE FUND?

A. The year was characterized by extreme volatility in the U.S. markets and a flight to safe-haven industries and stocks amid declining corporate earnings, a credit crunch, and a moderating economy. The Dow Jones Industrial Average (DJIA) and the NASDAQ averaged intraday price volatility (i.e., the change in price from the open to the close of the markets) greater than the intraday price volatility produced back in 1932. However, on a positive note, the breadth in the market improved with the unweighted average stock in the S&P 500 up 12% during 2000. Interestingly, 76% of the 121 groups of the S&P 500 outperformed the Index's decline of 9.2% and nearly 70% of the groups finished the year on a positive note. The improved market breadth also helped the small and mid-cap indices stage a rally and the value indices outperformed the growth indices thereby creating a very different picture in the markets than the recent past where leadership was concentrated in a handful of stocks.

In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers. Our focus on security selection across asset classes will continue to provide the Fund with high-quality companies that are reasonably valued. With the Fund broadly diversified, we believe it is well positioned for the volatility we expect.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED THROUGHOUT THE YEAR?

A. Currently, the Fund's asset allocation mix reflects 45% of the assets in U.S. equities, 16% in foreign equities, 34% in fixed income, and 5% in cash and cash equivalents. We continue to directionally model the weights of this portfolio in conjunction with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have shifted marginally away from equities as valuations remain a concern. The total equity allocation is 61% and the fixed income allocation is 34%, in-line with the Committee's policy targets.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The U.S. markets will continue to react to the slowing economic conditions in the U.S. The international markets may also continue to be volatile as they often reflect what is going on in the U.S. markets, however there may be some countries with better relative values in comparison. The fixed income rally may be muted going forward as investors have bid up bonds in anticipation of an easing monetary policy environment. We believe the diversified approach of this strategy will continue to reward investors in this dynamic investment environment.

                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMTITED]

         ELFUN DIVERSIFIED FUND        S&P 500            LB AGGREGATE
'90            $10,000.00            $10,000.00            $10,000.00
'91             11,769.88             13,055.74             11,600.05
'92             12,870.25             14,063.80             12,458.76
'93             14,015.90             15,472.10             13,673.31
'94             13,978.73             15,673.58             13,274.40
'95             17,767.88             21,550.33             15,726.39
'96             20,325.10             26,531.19             16,294.83
'97             24,101.95             35,363.35             17,872.86
'98             28,232.95             45,513.65             19,423.12
'99             32,196.79             55,100.93             19,261.83
'00             33,955.64             50,049.60             21,502.15



                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                            ONE      FIVE       TEN
                           YEAR      YEAR      YEAR
--------------------------------------------------------------------------------

Elfun Diversified Fund     5.46%    13.83%    13.00%

S&P 500                   (9.17%)   18.36%    17.47%

LB Aggregate              11.63%     6.46%     7.96%



--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek the highest total return consistent with prudent investment management and the preservation of capital by investing primarily in a combination of U.S. equity securities, foreign equity securities and debt securities.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON
                               BALANCED PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/00

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........   127      38      17

   Number of Funds in peer group: .......   471     257      63

   Peer group average annual
      total return: .....................  1.50%  11.38%  12.20%

   Lipper categories in peer group: .....        BALANCED

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.



              TOP TEN LARGEST HOLDINGS
               AS OF DECEMBER 31, 2000
               AS A % OF MARKET VALUE
-------------------------------------------------
Citigroup Inc.                              2.95%
-------------------------------------------------
U.S. Treasury Bonds 8.125%, 08/15/19        2.51%
-------------------------------------------------
First Data Corp.                            2.19%
-------------------------------------------------
Cardinal Health Inc.                        1.90%
-------------------------------------------------
Fannie Mae                                  1.72%
-------------------------------------------------
Merck & Co. Inc.                            1.59%
-------------------------------------------------
Dover Corp.                                 1.41%
-------------------------------------------------
American International Group Inc.           1.24%
-------------------------------------------------
AT&T Corp. - Liberty Media Group (Class A)  1.23%
-------------------------------------------------
Equifax Inc.                                1.16%
-------------------------------------------------


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                             ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $216,131

[PIE CHART OMITTED]

DOMESTIC EQUITY     44.9%
BONDS AND NOTES     33.9%
FOREIGN EQUITY      16.6%
SHORT TERM           4.6%

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 44.5%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 4.1%

Alleghany Corp. .................     864  $       178
Dover Corp. .....................  74,869        3,037
Emerson Electric Co. ............   8,971          707
Hubbell Inc. (Class B) ..........  18,619          493
Molex Inc. (Class A) ............  73,606        1,872
Textron Inc. ....................   8,124          378
United Technologies Corp. .......   9,817          772
Waste Management Inc. ...........  55,574        1,542
                                                 8,979

CONSUMER - CYCLICAL -- 7.1%

Adelphia Communications
   Corp. (Class A) ..............   4,796          247(a)
AT&T Corp. - Liberty Media
   Group (Class A) .............. 195,744        2,655(a)
Carnival Corp. ..................  33,554        1,034
Catalina Marketing Corp. ........  61,780        2,405(a)
Comcast Corp. (Class A) .........  57,548        2,403(a)
CVS Corp. .......................  12,977          778
Gannett Co. Inc. ................   3,667          231
Home Depot Inc. .................  34,416        1,572
Interpublic Group Cos. Inc. .....  33,570        1,429
NTL Inc. ........................  68,810        1,647(a)
The Walt Disney Co. .............  36,617        1,060
                                                15,461

CONSUMER - STABLE -- 11.7%

Abbott Laboratories .............  45,982        2,228
American Home
   Products Corp. ...............  18,619        1,183


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Apogent Technologies Inc. .......  45,700  $       937(a)
Bristol-Myers Squibb Co. ........  29,621        2,190
Cardinal Health Inc. ............  41,187        4,103
Colgate-Palmolive Co. ...........   7,222          466
Dentsply International Inc. .....  15,798          618
Energizer Holdings Inc. .........   9,027          193(a)
Gillette Co. ....................  25,389          917
Henry Schein Inc. ...............   5,665          196(a)
Johnson & Johnson ...............  23,189        2,436
Lincare Holdings Inc. ...........  34,416        1,964(a)
Merck & Co. Inc. ................  36,673        3,434
Pepsico Inc. ....................  31,031        1,538
Pfizer Inc. .....................  36,955        1,700
Philip Morris Cos. Inc. .........  22,681          998
Sybron Dental Specialties Inc. ..  15,233          257(a)
                                                25,358

ENERGY -- 3.3%

Anadarko Petroleum Corp. ........  20,311        1,444
Baker Hughes Inc. ...............  29,903        1,243
Exxon Mobil Corp. ...............  10,438          907
Nabors Industries Inc. ..........  19,747        1,168(a)
Schlumberger Ltd. ...............  29,338        2,345
                                                 7,107

FINANCIAL -- 9.8%

AFLAC Inc. ......................   6,770          489
American Express Co. ............  14,387          790
American International
   Group Inc. ...................  27,096        2,671
Bank One Corp. ..................  19,747          723
Berkshire Hathaway Inc.
   (Class B) ....................     444        1,045(a)
Citigroup Inc. .................. 125,064        6,386
Countrywide Credit
   Industries Inc. ..............   8,463          425
Fannie Mae ......................  42,936        3,725
Fidelity National Financial Inc.   22,850          844
Loews Corp. .....................   8,745          906
Marsh & McLennan Cos. Inc. ......  15,121        1,769
State Street Corp. ..............  12,130        1,507(e)
                                                21,280

TECHNOLOGY -- 8.2%

Analog Devices Inc. .............   5,631          288(a)
Applied Materials Inc. ..........  15,797          603(a)
Automatic Data Processing Inc. ..  38,648        2,447
Cisco Systems Inc. ..............  40,622        1,554(a)
Dell Computer Corp. .............  26,517          462(a)
EMC Corp. .......................  23,696        1,576(a)
Equifax Inc. ....................  87,169        2,501


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

First Data Corp. ..............    89,708   $    4,726
Intel Corp. ...................    56,420        1,696
Intuit Inc. ...................     1,693           67(a)
Microsoft Corp. ...............    31,031        1,346(a)
Pitney Bowes Inc. .............     8,745          290
Tellabs Inc. ..................     4,514          255(a)
                                                17,811

UTILITIES -- 0.3%

WorldCom Inc. .................    29,903          421(a)
XO Communications
   Inc. (Class A) .............    11,002          196(a)
                                                   617
TOTAL DOMESTIC EQUITY
   (COST $60,452) .............                 96,613


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.3%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 1.3%

Autoliv Inc. SDR ..............    13,281          208
Bayerische Motoren
   Werke (BMW) AG .............    10,504          344
Giordano International Ltd. ...   276,000          128
Granada Compass PLC ...........    15,675          171(a)
Grupo Televisa S.A. GDR .......     5,769          259(a)
Lagardere S.C.A. ..............     9,139          530
Mazda Motor Corp. .............   127,000          324
Michelin CGDE (Regd.)
   (Class B) ..................     5,502          199
Publicis Groupe ...............     1,948           66
Reed International PLC ........    29,523          309
Sony Corp. ....................     4,700          325
                                                 2,863

CONSUMER STAPLES -- 0.3%

Kao Corp. .....................    15,643          455
Koninklijke Ahold N.V. ........     8,376          270
                                                   725

ENERGY -- 0.9%

Coflexip S.A. ADR .............     1,913          120
Petroleo Brasileiro S.A. -
   Petrobras ADR ..............    11,110          280(a)
Repsol S.A. ...................     3,993           64
Royal Dutch
   Petroleum Co. ADR ..........     6,500          394
Saipem S.p.A. .................    50,544          276
Total S.A. (Class B) ..........     4,949          736
                                                 1,870

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 4.7%

Asahi Bank Ltd. ...............     9,512    $      32
Axa ...........................     5,289          765
Banca Intesa S.p.A. ...........   134,189          645
Banco Comercial
   Portugues (Regd.) ..........    15,222           81
Bank of Ireland ...............    74,086          743
Bank of Scotland ..............     4,133           43
Bayerische Hypo- und
   Vereinsbank AG .............     2,426          137
BNP Paribas S.A. ..............     4,332          380
CGNU PLC ......................    50,562          818
Cheung Kong (Holdings) Ltd. ...    31,773          406
Credit Suisse AG ..............     1,307          248
Deutsche Bank AG ..............     3,873          326
Dresdner Bank AG ..............    12,440          543
Grupo Financiero Banamex
   Accival, S.A. de C.V.
   (Banacci) ..................   268,788          442(a)
Hutchison Whampoa Ltd. ........     2,200           27
ING Groep N.V. ................    14,188        1,134
Investor AB (Series B) ........     3,592           54
Invik & Co. AB ................       773           63
Kookmin Bank ..................     2,430           29
Mizuho Holdings Inc. ..........        16           99
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ....     1,013          362
Nordea AB (NDA) FDR ...........    31,267          247
Prudential PLC ................    21,108          340
Riunione Adriatica di
   Sicurta S.p.A (RAS) ........    22,281          348
Royal & Sun Alliance
   Insurance Group PLC ........    80,334          688
Sampo Insurance Co.
   Ltd. (Series A) ............     8,146          440
Svenska Handelsbanken
   AB (Series A) ..............     3,049           52
Uniao de Bancos Brasileiros
   S.A. GDR ...................     6,877          202
Vivendi Universal S.A. ........     7,623          502(a)
                                                10,196

HEALTHCARE -- 0.8%

Aventis S.A. (Class A) ........     8,241          724
Fresenius Medical Care AG .....     3,212          262
Nycomed Amersham PLC ..........    46,335          386
Teva Pharmaceutical
   Industries Ltd. ADR ........     4,881          358
                                                 1,730

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 2.2%

ABB Ltd. .......................      227   $       24
Acciona S.A. ...................    1,312           48
Alstom .........................   26,109          674
BAE Systems PLC ................  170,889          976
Brambles Industries Ltd. .......   23,334          545
Desc S.A. de C.V. (Series B) ...   38,681           15
Desc S.A. de C.V. ADR ..........    6,276           40
Embraer - Empresa Brasileira
   de Aeronautica S.A. ADR .....    6,382          254
European Aeronautic
   Defence & Space Co. .........    5,531          123(a)
Grupo Carso S.A. de C.V. ADR ...    5,976           29(a)
IHC Caland N.V. ................    5,185          244
Invensys PLC ...................  298,840          699
ITOCHU Corp. ...................   53,578          249(a)
Johnson Electric Holdings Ltd. .  159,600          247
Minebea Co. Ltd. ...............   48,000          444
MTR Corp. Ltd. .................   20,000           35(a)
Schneider Electronic S.A. ......    2,901          212
                                                 4,858

INFORMATION TECHNOLOGY -- 2.0%

Alcatel ........................    6,243          355(a)
ASM Lithography Holding N.V. ...   13,418          305(a)
ATI Technologies Inc. ..........   17,465          100(a)
Canon Inc. .....................   18,000          630
Celestica Inc. .................    3,121          169(a)
CGI Group Inc. (Class A) .......   21,871           87(a)
Datacraft Asia Ltd. ............   50,080          236
Dimension Data Holdings PLC ....    3,276           22(a)
ECI Telecommunications Ltd. ....   14,361          201
Fujitsu Ltd. ...................   27,000          398
Getronics N.V. .................    6,381           37
Murata Manufacturing Co. Ltd. ..    2,000          234
Samsung Electronics ............    1,970          246
Taiwan Semiconductor
   Manufacturing Co. Ltd. ......  252,545          606
Telefonaktiebolaget LM
   Ericsson AB (Series B) ......    1,178           13
TietoEnator Oyj ................      616           18
Toshiba Corp. ..................   99,000          662
                                                 4,319

MATERIALS -- 1.0%

Bayer AG .......................      653           34
Billiton PLC ...................   33,943          131
Corus Group PLC ................   29,200           31(a)
CRH PLC ........................   17,322          322


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Industriforvaltnings AB
   Kinnevik (Series B) .........    1,504   $       29
Ispat International N.V.
   (Regd.) (Class A) ...........    6,370           14
Jefferson Smurfit Group PLC ....   98,933          193
Metallgesellschaft AG ..........   35,486          414
Pohang Iron & Steel
   Co. Ltd. (POSCO) ............    3,413          207
Pohang Iron & Steel
   Co. Ltd. (POSCO) ADR ........      715           11
Rhodia S.A. ....................    6,185           96
Shin-Etsu Chemical Co. .........   11,000          423
Stora Enso Oyj .................   19,853          235
                                                 2,140

TELECOMMUNICATION SERVICES -- 1.3%

Cable & Wireless Optus Ltd. ....   59,423          123(a)
Cable & Wireless PLC ...........   42,523          574
GN Store Nord A/S ..............    2,024           36
Hellenic Telecommunication
   Organization S.A. ADR .......    6,522           47
Hellenic Telecommunication
   Organization S.A. GDR .......    5,020           75
Koninklijke (Royal) KPN N.V. ...    8,522           98
Koninklijke (Royal)
   Philips Electronics N.V. ....   18,929          694
Korea Telecom Corp. ADR ........    3,047           95
Korea Telecom Corp. ............    1,459           77
Nippon Telegraph and
   Telephone Corp. (NTT) .......       25          180
Telecom Italia S.p.A ...........    1,167           13
Telecomunicacoes Brasileiras
   S.A. ADR ....................      285           21
Telefonica S.A. ................   35,711          590(a)
Telefonica S.A. ADR ............      164            8(a)
Telefonos de Mexico S.A.
   de C.V. (TelMex) ADR ........    3,399          153
Telekomunikacja Polska
   S.A. GDR (Series A) .........   21,495          145(b)
                                                 2,929

TRANSPORTATION -- 0.0%

Railtrack Group PLC ............    1,655           23

UTILITIES -- 1.8%
Lyonnaise Des Eaux S.A. ........    1,523          278
The Tokyo Electric
   Power Co. Inc. ..............   11,700          290
Veba AG ........................      972           59
Vodafone Group PLC .............  230,497          846
Vodafone Group PLC ADR (New) ...   65,447        2,344
                                                 3,817
TOTAL FOREIGN EQUITY
   (COST $34,371)                               35,470

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

 SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 33.8%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 5.8%
U.S. Treasury Bonds
8.125%     08/15/19 .............  $4,195    $   5,423(h)
6.125%     08/15/29 .............   1,590        1,729(h)
6.25%      05/15/30 .............     482          538(h)
                                                 7,690
U.S. Treasury Notes
5.75%      11/15/05 .............   1,650        1,704
3.875%     01/15/09 .............   2,355        2,374(h)
5.75%      08/15/10 .............     745          781
                                                 4,859
TOTAL U.S. TREASURIES
   (COST $11,930) ...............               12,549

FEDERAL AGENCIES -- 3.3%
Federal Home Loan Mortgage Corp.
6.22%      03/18/08 .............     500          490
Federal National Mortgage Assoc.
5.78%      05/05/04 .............     400          396
7.00%      07/15/05 .............   2,095        2,199
6.99%      07/09/07 .............     785          789
5.64%      12/10/08 .............     245          241
6.04%      02/25/09 .............     485          474
7.25%      01/15/10 .............   1,495        1,623
7.125%     01/15/30 .............     760          851
                                                 6,573
TOTAL FEDERAL AGENCIES
   (COST $7,000) ................                7,063

AGENCY MORTGAGE BACKED -- 7.4%
Federal Home Loan Mortgage Corp.
7.50%      11/01/09 .............     228          234
7.50%      06/01/10 .............     184          188
7.50%      09/01/12 .............      44           45
6.50%      11/01/28 .............     258          255
6.00%      04/01/29 .............     199          193
6.50%      02/01/29 - 07/01/29487     482
8.00%      10/01/29 .............     118          120
6.00%      TBA ..................     948          918(c)
                                                 2,435
Federal National Mortgage Assoc.
9.00%      06/01/09 .............     295          312
7.50%      12/01/09 .............     141          145
7.00%      08/01/13 .............      56           56
5.50%      11/01/13 .............     195          190
6.00%      02/01/14 .............     317          313
7.50%      02/01/14 .............     100          102


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

5.50%      03/01/14 - 08/01/14 ..  $  931  $       905
8.00%      11/01/14 .............      38           39
6.50%      12/01/14 .............      94           94
7.50%      05/01/15 .............     331          338
5.50%      08/01/15 .............     156          152
9.00%      04/01/16 .............     160          166
9.00%      12/01/17 .............     107          112
9.00%      12/01/22 .............     129          136
6.00%      02/01/29 - 10/01/29 ..     502          486
6.50%      01/01/29 - 08/01/29 ..   1,615        1,594
7.50%      08/01/29 - 12/01/29 ..     472          478
7.00%      12/01/29 .............     208           45(g)
7.50%      02/01/30 .............     163          166
8.50%      05/01/30 - 11/01/30 ..   1,246        1,284
6.50%      10/01/30 .............       7            7
5.50%      TBA ..................     436          424(c)
6.00%      TBA ..................   1,244        1,204(c)
6.50%      TBA ..................     889          889(c)
7.00%      TBA ..................   1,097        1,109(c)
                                                10,746
Government National Mortgage Assoc.
7.00%      03/15/12 .............     390          399
9.00%      11/15/16 .............     179          189
8.50%      10/15/17 .............     415          432
9.00%      01/15/17 - 11/15/17 ..     187          199
9.00%      12/15/21 .............      23           24
7.50%      06/15/23 - 08/15/23 ..     187          191
6.50%      04/15/28 .............     410          407
7.00%      04/15/28 .............     429          431
7.50%      01/15/28 - 04/15/28 ..     240          244
8.00%      05/15/30 .............     342          351
                                                 2,867
TOTAL AGENCY MORTGAGE BACKED
   (COST $15,871) ...............               16,048

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%

Collateralized Mortgage Obligation Trust
8.50%      09/01/15 .............       8            8(d,f)
4.74%      11/01/18 .............      24           18(d,f)
                                                    26
Federal Home Loan Mortgage Corp.
8.00%      04/15/20 .............      20           21
5.985%     02/15/22 .............      84           82
7.75%      03/15/22 .............     188          194
2.85%      10/15/23 .............      90           68(d,f)
7.045%     02/15/24 .............      70           67
8.00%      07/01/26 .............      26           26
7.50%      07/15/27 .............     593          129(g)
7.00%      01/15/28 .............      51           18(g)


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

4.878%     02/15/28 ............. $    54     $     43(d)
4.50%      04/01/29 .............     185          134(d,f)
6.00%      04/01/29 - 08/01/29 ..   2,700        2,615
4.92%      06/01/29 .............     814          573(d,f)
6.50%      06/01/29 .............     449          443
7.50%      06/15/29 - 07/15/29 ..     344           71(g)
2.358%     09/15/29 .............     151          114(d)
7.00%      12/01/29 .............      83           83
7.50%      03/01/30 .............      63           64
4.268%     03/15/30 .............     226          188
6.50%      05/01/30 .............      38           38
8.00%      02/01/30 - 07/01/30 ..     280          287
                                                 5,258
Federal Home Loan Mortgage Corp. STRIPS
8.00%      02/01/23 .............      60           13(g)
8.00%      07/01/24 .............      65           14(g)
4.94%      08/01/27 .............     144          116(d,f)
4.86%      04/01/28 .............     933          669(d,f)
                                                   812
Federal National Mortgage Assoc.
5.125%     02/13/04 .............     670          660
7.00%      08/01/27 .............     366          368
5.23%      10/25/29 .............     122           84(d,f)
4.817%     11/25/29 .............      54           51
                                                 1,163
Federal National Mortgage Assoc. REMIC
1,080.912%  03/25/22 ............       0            9(g)
1,008.00%   05/25/22 ............       0            4(g)
5.02%      12/25/22 .............      32           26(d,f)
3.431%     12/18/29 .............      73           56
                                                    95
Federal National Mortgage Assoc. STRIPS
8.50%      03/01/17 - 04/01/17 ..      29            6(g)
8.50%      01/01/18 .............       3            1(g)
9.00%      05/25/22 .............      33            8(g)
8.50%      07/25/22 .............      45           10(g)
8.00%      02/01/23 - 08/01/23 ..     840          184(g)
7.50%      11/01/23 .............     998          237(g)
8.00%      07/01/24 .............     223           46(g)
7.50%      04/01/27 - 07/01/27 ..   1,485          333(g)
4.36%      05/01/28 .............   1,142          845(d,f)
8.00%      11/01/29 .............     273           51(g)
5.38%      05/01/30 .............      86           72(d,f)
                                                 1,793

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $8,909) ................                9,147



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 2.5%

American Express Credit
   Account Master Trust
6.91%      03/15/05 ............. $    61     $     61(o)
American Express Master Trust
6.86%      08/15/04 .............     712          713(o)
Citibank Credit Card Issuance Trust
6.90%      10/17/07 .............      70           72
Discover Card Master Trust I
6.82%      09/15/04 .............   1,050        1,051(o)
Ford Credit Auto Owner Trust
6.62%      11/15/02 .............     160          160
Green Tree Financial Corp.
   Series 1993-1
6.90%      04/15/18 .............      46           47
6.97%      04/01/31 .............      89           90
MBNA Master Credit Card Trust
6.835%     06/15/04 .............   1,000        1,001
6.94%      04/15/05 .............     205          206(o)
Mid State Trust
7.54%      07/01/35 .............      28           27
People's Bank Credit Card
7.00%      05/15/05 .............   1,000        1,003
Provident Bank Home
   Equity Loan Trust
6.72%      01/25/13 .............      50           50
Providian Gateway Master Trust
6.93%      03/15/07 .............     600          600
Union Pacific Co. (Series A)
8.02%      07/02/12 .............     147          154
West Penn Funding LLC
6.81%      09/25/08 .............      64           65
Yorkshire Power Pass-
   Through Asset Trust
8.25%      02/15/05 .............      95          102(b)

TOTAL ASSET BACKED
   (COST $5,387) ................                5,402

CORPORATE NOTES -- 8.5%

Abbey National Capital Trust I
8.963%     12/29/49 .............     125          129(o)
Abbey National PLC
6.70%      06/29/49 .............      55           50(o)
7.35%      10/29/49 .............      88           86
AES Drax Holdings Ltd.
10.41%     12/31/20 .............     100          107(b)
Aetna Services Inc.
6.97%      08/15/36 .............     130          132

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
AFLAC Inc.
6.50%      04/15/09 .............    $145         $141
Ahold Finance USA Inc.
6.25%      05/01/09 .............      65           61
8.25%      07/15/10 .............     140          149
AIG SunAmerica GBL Fin II
7.60%      06/15/05 .............     250          265(b)
Allstate Corp.
7.20%      12/01/09 .............      85           88
Amerada Hess Corp.
7.875%     10/01/29 .............     125          131
American Airlines Inc.
9.71%      01/02/07 .............     136          147
6.855%     04/15/09 .............      66           67
10.18%     01/02/13 .............      45           49
Arvin Industries Inc.
7.125%     03/15/09 .............      60           40
Associates Corp. of
   North America
6.375%     10/15/02 .............     200          201
5.75%      11/01/03 .............      55           54
AT&T Corp.
6.50%      03/15/29 .............     145          116
Axa
8.60%      12/15/30 .............     155          159
Bank One Corp.
6.40%      08/01/02 .............     200          200
Barclays Bank PLC
8.55%      09/29/49 .............     155          162(b)
BCI US Funding Trust I
8.01%      12/29/49 .............     100           95(b,o)
Beckman Instruments Inc.
7.10%      03/04/03 .............      55           54
Bell Telephone Co. -
   Pennsylvania
8.35%      12/15/30 .............      75           82
Bellsouth Capital Funding
7.875%     02/15/30 .............     135          139
Bellsouth Telecomm Inc.
6.375%     06/01/28 .............      65           56
Boeing Capital Corp.
7.10%      09/27/05 .............     185          193
Boston University
7.625%     07/15/97 .............     230          225
Brascan Ltd.
7.375%     10/01/02 .............      35           34
Bristol-Myers Squibb Co.
6.875%     08/01/97 .............      50           49
British Telecommunications PLC
8.125%     12/15/10 .............      50           51


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

CIT Group Inc.
7.125%     10/15/04 .............    $130         $130
7.625%     08/16/05 .............     190          193
Citigroup Inc.
7.45%      06/06/02 .............     155          158
7.25%      10/01/10 .............      50           52
Clear Channel
   Communications Inc.
7.25%      09/15/03 .............     125          127
7.875%     06/15/05 .............     105          108
Coastal Corp.
7.75%      06/15/10 .............     160          169
Coca-Cola Enterprises Inc.
6.70%      10/15/36 .............      80           81
Conseco Inc.
8.70%      11/15/26 .............      23            9
Corporacion Andina de Fomento
6.75%      03/15/05 .............     130          128
CSC Holdings Inc.
8.125%     07/15/09 .............     130          130
CSX Corp.
6.25%      10/15/08 .............     260          249
DaimlerChrysler AG
7.40%      01/20/05 .............     130          130
8.00%      06/15/10 .............     155          156
Delphi Automotive Systems Corp.
6.125%     05/01/04 .............      90           87
Delta Air Lines Inc.
7.57%      11/18/10 .............      95          100
Deutsche Telekom AG
7.75%      06/15/05 .............     220          224
8.25%      06/15/30 .............     205          203
Dresdner Funding Trust I
8.151%     06/30/31 .............     235          209(b)
Duke Capital Corp.
7.25%      10/01/04 .............     165          169
Duke Energy Corp.
5.375%     01/01/09 .............      90           82
Empresa Nacional
   de Electricidad
8.125%     02/01/97 .............      70           55
Enron Corp.
8.00%      08/15/05 .............     180          188(b)
ERAC USA Finance Co.
8.25%      05/01/05 .............     120          124(b)
Federated Department
   Stores Inc.
8.50%      06/01/10 .............      75           78
First Union Corp.
7.55%      08/18/05 .............     125          129


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Ford Motor Co.
7.375%     10/28/09 ...............  $265        $264
7.45%      07/16/31 ...............   115         107
Ford Motor Credit Co.
7.50%      06/15/03 ...............    95          97
7.60%      08/01/05 ...............    85          87
7.875%     06/15/10 ...............   155         160
FPL Group Capital Inc.
7.375%     06/01/09 ...............   255         262
General Motors Acceptance Corp.
5.75%      11/10/03 ...............    55          54
6.125%     01/22/08 ...............    90          85
Georgia-Pacific Group.
9.95%      06/15/02 ...............    50          51
Guangdong International
   Trust & Investment Corp.
8.75%      10/24/16 ...............    75           8(b,m)
Heritage Media Corp.
8.75%      02/15/06 ...............   150         145
Honeywell International Inc.
6.875%     10/03/05 ...............   150         155
Household Finance Corp.
6.125%     07/15/12 ...............    40          40(i)
HSBC Capital Funding LP
9.547%     12/29/49 ...............   110         121(b)
Hydro-Quebec
8.25%      04/15/26 ...............   175         205
International Paper Co.
8.00%      07/08/03 ...............   130         135(b)
8.125%     07/08/05 ...............    95          98(b)
Israel Electric Corp. Ltd.
8.10%      12/15/96 ...............    25          20(b)
7.125%     07/15/05 ...............    50          50(b)
J.P. Morgan & Co.
6.00%      01/15/09 ...............   200         187
Koninklijke (Royal) KPN NV
7.50%      10/01/05 ...............   165         155(b)
Kroger Co.
7.375%     03/01/05 ...............   150         154
LCI International Inc.
7.25%      06/15/07 ...............   133         133
Lehman Brothers Holdings Inc.
8.80%      03/01/15 ...............    75          83
7.50%      08/01/26 ...............   130         133
Lenfest Communications Inc.
8.375%     11/01/05 ...............    95         102
Lockheed Martin Corp.
8.20%      12/01/09 ...............   165         181
Lumbermens Mutual Casualty
8.30%      12/01/37 ...............    20          16(b)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Marconi Corp. PLC
8.375%     09/15/30 ...............  $395         $360
Meditrust
7.114%     08/15/04 ...............   100           72
Merita Bank Ltd.
7.15%      12/29/49 ...............   250          250(b,o)
MidAmerican Energy Co.
7.375%     08/01/02 ...............   125          125
Midwest Generation LLC
8.56%      01/02/16 ...............   200          183(b)
Monumental Global Funding II
6.95%      10/01/03 ...............   250          251(b)
Morgan Stanley Capital I
7.125%     01/15/03 ...............   150          153
8.00%      06/15/10 ...............   180          195
Nabisco Inc.
6.125%     02/01/33 ...............    85           83
National Rural
   Utilities Cooperative
6.046%     04/15/03 ...............   100          100
NB Capital Trust IV
8.25%      04/15/27 ...............   140          133
News America Holdings Inc.
7.625%     11/30/28 ...............   110           94
Noram Energy Corp.
6.375%     11/01/03 ...............    70           70(o)
Occidental Petroleum Corp.
7.375%     11/15/08 ...............    75           77
Ontario Province of Canada
7.375%     01/27/03 ...............   150          155
Osprey Trust/Osprey I
7.797%     01/15/03 ...............   155          157(b)
Pacific Gas & Electric Co.
7.375%     11/01/05 ...............    50           42(b)
Pactiv Corp.
8.375%     04/15/27 ...............   125          101
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ...............   150          147(b)
Petroleos Mexicanos
9.50%      09/15/27 ...............   185          191
Pharmacia Corp.
5.75%      12/01/05 ...............    70           69
Philip Morris Cos. Inc.
7.20%      02/01/07 ...............    40           40
Phillips Petroleum Co.
9.375%     02/15/11 ...............   200          239
PP&L Capital Funding Inc.
7.75%      04/15/05 ...............   200          201
Procter & Gamble Co.
9.36%      01/01/21 ...............   110          137


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Quebec Province of Canada
7.50%      09/15/29 .............. $   90       $   96
Qwest Corp.
7.625%     06/09/03 ..............    205          209
5.625%     11/15/08 ..............    100           90
Raytheon Co. (Class B)
7.90%      03/01/03 ..............    140          144
6.75%      08/15/07 ..............    125          124
Royal & Sun Alliance
   Insurance Group PLC
8.95%      10/15/29 ..............    120          120
Royal Bank of Scotland Group PLC
8.817%     03/31/49 ..............    110          115
9.118%     03/31/49 ..............     85           93
Southern California Edison Co.
7.20%      11/03/03 ..............     75           64
Stop & Shop Cos. Inc.
9.75%      02/01/02 ..............     50           52
SunAmerica Inc.
5.60%      07/31/97 ..............    160          117
Suntrust Bank Inc.
6.00%      01/15/28 ..............     35           33
Tele-Communications Inc.
9.80%      02/01/12 ..............    130          148
Telefonica Europe BV
7.35%      09/15/05 ..............    190          192
Textron Inc.
6.375%     07/15/04 ..............    140          138
The Walt Disney Co.
5.62%      12/01/08 ..............     80           74
Tosco Corp.
7.625%     05/15/06 ..............     50           53
TRW Inc.
6.625%     06/01/04 ..............    110          103
Turner Broadcasting Systems Inc.
8.375%     07/01/13 ..............    100          109
TXU Eastern Funding Co.
6.45%      05/15/05 ..............    170          165
Tyco International Group S.A.
6.875%     09/05/02 ..............    300          302
UBS PFD Funding Trust I
8.622%     10/29/49 ..............    140          147
Unilever Capital Corp.
6.875%     11/01/05 ..............     95           98
Union Carbide Corp.
6.79%      06/01/25 ..............    195          196
Union Oil Co.
7.35%      06/15/09 ..............    100          104
United Air Lines Inc.
7.73%      07/01/10 ..............     50           52


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

9.56%      10/19/18 .............. $   65     $     68
United Illuminating Co.
6.25%      12/15/02 ..............     30           30
US Airways Pass-Through Trust
8.36%      07/20/20 ..............    165          173
USA Networks Inc.
6.75%      11/15/05 ..............     80           80
Vodafone Group PLC
7.625%     02/15/05 ..............    180          186
Wal-Mart Stores Inc.
6.875%     08/10/09 ..............    350          364
Williams Cos. Inc.
6.125%     02/15/12 ..............    145          144
WorldCom Inc.
6.40%      08/15/05 ..............     95           91
7.375%     01/15/06 ..............    140          141(b)
8.875%     01/15/06 ..............    125          129
Yale University
7.375%     04/15/96 ..............     50           51

TOTAL CORPORATE NOTES
   (COST $18,472) ................              18,488

NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.4%

Chase Commercial Mortgage
   Securities Corp.
6.39%      11/18/08 ..............    102          102
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 ..............    242          240
First Union Lehman Brothers-
   Bank of America
6.28%      06/18/07 ..............    311          312
GS Mortgage Securities
   Corp. (Class A)
6.86%      07/13/30 ..............    129          131(d)
Nationslink Funding Corp.
6.001%     11/20/07 ..............     67           67

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $847) ...................                 852

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%

Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ..............     14           14
Bear Stearns Commercial
   Mortgage Securities
6.80%      09/15/08 ..............    141          144
7.11%      09/15/09 ..............    374          387
GMAC Commercial
   Mortgage Security Inc.
6.42%      08/15/08 ..............     73           73

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Headlands Mortgage
   Securities Inc. (Class A)
6.65%      02/25/29 ............  $   177      $   170
J.P. Morgan Commercial
   Mortgage Finance Corp.
7.107%     08/15/32 ............       67           69
LB Commercial Conduit
   Mortgage Trust
6.41%      08/15/07 ............      213          215
7.105%     07/15/08 ............       44           46
6.78%      04/15/09 ............    1,160        1,183
Lehman Large Loan
6.79%      06/12/04 ............       75           76
Merrill Lynch Mortgage
   Investors Inc.
6.50%      05/01/30 ............       73           70
Morgan Stanley Capital I
6.86%      05/15/06 ............      102          104(b)
6.52%      01/15/08 ............       24           24
6.54%      05/15/08 ............      200          203
6.96%      07/15/08 ............        1            1
6.21%      09/15/08 ............       64           64
6.76%      11/15/08 ............       70           71
7.11%      07/15/09 ............       92           95
7.20%      09/15/10 ............      209          219
Norwest Integrated Structured
   Assets Inc. (Class A)
7.50%      03/25/30 ............      117          118
PNC Mortgage Acceptance Corp.
7.05%      09/15/08 ............      178          183
Residential Asset
   Securitization Trust
1.071%     08/25/30 ............      886           19(g)
Salomon Brothers
   Mortgage Securities Inc.
7.00%      07/25/24 ............      234          219
Structured Asset Securities Corp.
1.58%      02/25/28 ............      359           23(g)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,700) ...............                 3,790

TOTAL BONDS AND NOTES
   (COST $72,116) ..............                73,339


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.4%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08% .............    265    $     267(b)

FOREIGN PREFERRED -- 0.2%

Fresenius Medical Care AG ........  2,210          106
Henkel KGaA ......................  5,787          377
                                                   483
TOTAL PREFERRED STOCKS
   (COST $726) ...................                 750

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gescellschaft AG (Regd.),
   06/03/02 ......................     33            3(a)
Publicis SA-CVG, 03/07/02 ........  1,948            4(a)

TOTAL WARRANTS
   (COST $0) .....................                   7

INVESTMENTS IN SECURITIES
   (COST $167,665) ...............             206,179

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $9,952) .................  9,952        9,952

OTHER ASSETS AND LIABILITIES,
   NET 0.4% ......................                 943
                                              --------
NET ASSETS -- 100% ...............            $217,074
                                              ========

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                    ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

Q&A

MIKE CAUFIELD MANAGES THE TAX-EXEMPT OPERATION AT GE ASSET MANAGEMENT WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $8 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE ELFUN TAX-EXEMPT INCOME FUND. MIKE JOINED GEAM IN 1987 AS VICE PRESIDENT, MANAGER FIXED INCOME RESEARCH AND ANALYSIS, BECAME SENIOR VICE PRESIDENT TAX-EXEMPT BONDS IN 1994 AND WAS NAMED TO HIS CURRENT POSITION IN 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MIKE WAS VICE PRESIDENT, DIRECTOR OF TAX-EXEMPT UNIT INVESTMENT TRUST RESEARCH IN THE PUBLIC FINANCE GROUP AT E.F. HUTTON AND CO. FOR FIVE YEARS AND AN ANALYST AT MOODY'S INVESTORS SERVICE/DUN & BRADSTREET FOR FIVE YEARS. MIKE HOLDS A B.S. DEGREE IN FINANCE FROM FORDHAM UNIVERSITY.

Q. HOW DID THE ELFUN TAX EXEMPT INCOME PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Elfun Tax Exempt Income Fund had a total return of 12.37% in 2000. The Lehman Brothers Municipal Bond Index returned 11.69% for the comparable period. In addition, the Fund outperformed the Lipper General Municipal Bond Index, a compilation of 273 General Municipal Bond Funds, whose return averaged 10.83%. Within its peer group, the Fund ranked in the 85th percentile for 2000 and the 91st percentile over a three year period. The Fund continues to maintain a 5 Star rating from Morningstar.

Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST YEAR AND HOW DID THIS IMPACT THE FUND?

A. Entering 2000, capital markets were entrenched in a rising interest environment. In an effort to slow economic growth to a more sustainable pace, the Federal Reserve raised interest rates by 100 basis points during the first five months. Steadily increasing budget surpluses on the federal government, state and local levels, supported by record tax collections, reduced debt issuance dramatically. The federal government initiated a buy-back of its outstanding debt, while states and localities curtailed their borrowing needs. The relative attractiveness to taxable securities and the impact of a slowing economy on equity valuations drove the retail investor into the municipal bond market. Strong participation from all major demand segments pushed returns to their highest levels in five years.

Q. WHAT INFLUENCED FUND PERFORMANCE?

A. The Fund outperformed its benchmark largely due to its slightly longer duration, yet well diversified yield curve positioning. The favorable structure of the portfolio distributed interest rate risk enabling the Fund to maintain an advantage throughout the year as rates fluctuated. While many of our peers were chasing yield and assuming additional interest rate risk, the Fund maintained its core discipline. High average credit quality and strong income levels separated the Fund from its peers.

Q. HOW DID INDIVIDUAL SECTORS PERFORM?

A. The best performing sector of the market was long insured bonds. The Fund, while modestly underweighted, compared to the Lehman Brothers Municipal Bond Index, benefited from strong bond selection and structure to mitigate any performance variance. Water and Sewer Bonds, where the Fund is overweighted, was the best performing sector in the revenue bond component of the Index. General obligation bonds characterized by high credit quality also performed well. The Fund had no exposure to the poorest performers in the index . The resource recovery and industrial development revenue sectors, as well as non-investment grade securities were plagued by poor liquidity and growing event risk.

Q. WHAT HAS BEEN THE INVESTMENT STRATEGY OF THE FUND OVER THE LAST YEAR?

A. Over the last year we maintained a strategy consistent with our long-term objectives. We were able to identify value and yield while diversifying interest rate exposure to avoid any undue credit risk. Our strategy of improving call protection and overall portfolio structure limited volatility and allowed the Fund to perform well throughout the interest rate cycle.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING YEAR AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We enter 2001 with a very different set of risk factors than we began 2000. The Fed appears poised to reverse a good portion of its 2000 tightening campaign. We expect the Fed to be vigilant throughout the year. With a significant percentage of the population rapidly approaching retirement age, it is our belief that a premium will be placed upon conservatively managed, less volatile asset classes. In an environment of slowing economic growth and declining equity valuations, a greater emphasis will be placed upon capital preservation. Municipal bonds, which offer low volatility and sound credit fundamentals, should maintain the trend of strong performance into 2001.The technical outlook for the market appears highly favorable as new issue supply is not expected to be a burden. We will continue to emphasize bond structure and duration management as key themes for success. The Fund is well positioned to continue to provide a high degree of tax-exempt income while minimizing the impact of capital gains.


[PHOTO OF MIKE CAUFIELD OMITTED]

                                                    ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE GRAPHOMITTED]

                ELFUN TAX-EXEMPT INCOME FUND               LBMI
'90                     $10,000.00                     $10,000.00
'91                      11,208.07                      11,214.03
'92                      12,161.26                      12,202.45
'93                      13,633.92                      13,700.47
'94                      12,847.44                      12,992.02
'95                      15,073.00                      15,260.76
'96                      15,616.00                      15,937.28
'97                      17,113.14                      17,402.24
'98                      18,175.15                      18,529.54
'99                      17,627.18                      18,146.35
'00                      19,807.67                      20,267.45


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Tax-Exempt
   Income Fund   12.37%     5.62%      7.07%


LBMI             11.69%     5.84%      7.32%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

   A fund designed for investors who seek as high a level of current interest income exempt from Federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital by investing primarily in investment grade municipal securities.
--------------------------------------------------------------------------------


                         *LIPPER PERFORMANCE COMPARISON
                        GENERAL MUNICIPAL BOND PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/00

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

   Fund's rank in peer group: ..........      39      12      18

   Number of Funds in peer group: ......     273     187      85

   Peer group average annual
      total return: ....................   10.83%   4.65%   6.67%

   Lipper categories in peer group: ....     GENERAL MUNICIPAL DEBT


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.



   QUALITY RATINGS AS OF DECEMBER 31, 2000
---------------------------------------------

MOODY'S/                        PERCENTAGE OF
S&P RATING                       MARKET VALUE
---------------------------------------------
Aaa                                    58.31%
---------------------------------------------
Aa                                     34.87%
---------------------------------------------
A                                       5.92%
---------------------------------------------
Baa                                     0.90%
---------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S ARE NATIONALLY RECOGNIZED
 STATISTICAL RATING ORGANIZATIONS.


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                          ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $1,525,736

[PIE CHART OMITTED]

GENERAL OBLIGATIONS           40.1%
TRANSPORTATION                14.1%
WATER & SEWER                 12.1%
HOSPITAL                       8.2%
EDUCATION                      8.1%
RESERVES & OTHER               6.6%
UTILITIES                      6.5%
SALES TAX                      2.4%
LEASE                          1.3%
HOUSING                        0.4%
SHORT TERM                     0.2%

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.4%
--------------------------------------------------------------------------------

ALABAMA -- 1.4%

Alabama Public School &
   College Auth. - Education
5.75%      08/01/13 ............. $ 5,000    $   5,436
Alabama Water Pollution Control
   Auth. Rev. - Water & Sewer
4.75%      08/15/21 .............   7,155        6,759(k)
Birmingham G.O.
5.25%      06/01/24 .............   2,240        2,231
Mobile County Alabama G.O.
5.35%      02/01/10 .............   6,530        6,734
                                                21,160
ALASKA -- 0.2%

Anchorage Alaska
   Electric Utility Rev.
6.50%      12/01/10 .............   2,825        3,270(k)

ARIZONA -- 1.8%

Arizona Transportation Board
   Rev. - Sales Tax
6.00%      07/01/08 .............   5,000        5,529
Mohave County Arizona -
   Industrial Dev. Rev.
7.05%      08/01/20 .............  12,000       12,143
Salt River Project Agricultural
   Improv. & Power -
   Electric Utility
5.00%      01/01/25 .............  10,000        9,608(k)
                                                27,280

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

CALIFORNIA -- 4.6%

California State Dept. Water
   Resource Ctr. Rev. -
   Water & Sewer
4.75%      12/01/25 ........... $   4,000    $   3,777
California State G.O.
8.00%      05/01/03 ...........    10,725       11,672(h)
4.50%      10/01/28 ...........    10,000        9,032(k)
Los Angeles California Waste
   Water Systems Rev. -
   Water & Sewer
5.70%      06/01/20 ...........    15,000       15,434(k)
Sacramento County Sanitation
   District Financing Auth. - Rev.
5.875%     12/01/27 ...........    13,475       14,134
San Diego County California
   Certificates Participation
   Rev. - Lease Rev.
5.25%      11/15/19 ...........     6,000        6,108(k)
San Francisco California City
   County Airports - Int'l.
   Airport Rev.
4.50%      05/01/23 ...........     5,000        4,571(k)
San Jose California Redevelopment
   Agency Tax Allocation
5.00%      08/01/20 ...........     6,500        6,492(k)
                                                71,220

COLORADO -- 3.4%

Colorado Springs Colorado
   Utility Rev. - Electric Utility
6.50%      11/15/15 ...........    30,370       31,485
5.375%     11/15/26 ...........    10,000       10,077(k)
E-470 Public Hwy. Auth. - Rev.
5.00%      09/01/26 ...........     6,280        6,068(k)
5.75%      09/01/35 ...........     4,000        4,255(k)
                                                51,885

CONNECTICUT -- 10.0%

Connecticut State Clean
   Water Fund Rev.
4.875%     09/01/19 ...........     5,585        5,441
4.875%     09/01/22 ...........     6,000        5,801
Connecticut State G.O.
5.00%      11/01/02 ...........     6,060        6,159
5.00%      11/01/03 ...........     2,670        2,734
6.15%      11/15/03 ...........     2,000        2,073
6.00%      10/01/04 ...........     2,855        3,038

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

6.00%      11/01/04 ..........    $ 1,600  $     1,705
5.30%      03/15/05 ..........      5,000        5,210
5.50%      08/01/05 ..........      2,855        3,013
5.25%      11/01/05 ..........      3,545        3,712
5.25%      11/01/06 ..........      6,060        6,385
5.50%      03/15/07 - 12/01/07     18,410       19,498
5.25%      11/01/07 ..........      6,285        6,654
5.50%      03/15/08 - 12/01/08     15,090       16,151
5.25%      06/15/08 ..........      3,800        4,033
5.625%     03/15/09 ..........      1,990        2,080
5.25%      10/15/13 ..........      1,250        1,306
5.25%      03/15/14 ..........      3,175        3,297
4.50%      10/15/16 ..........      2,510        2,392
Connecticut State Health &
   Educational Fac. Auth.
   Rev. - Health
5.75%      07/01/01 ..........      1,750        1,759
5.125%     11/01/12 ..........      1,495        1,541(k)
Connecticut State Resources
   Recovery Auth.
5.50%      11/15/12 ..........      3,865        4,097(k)
Connecticut State Special
   Tax Obligation Rev. - Sales Tax
5.125%     09/01/05 ..........      2,250        2,334
6.00%      10/01/09 ..........      5,250        5,882(k)
Mashantucket Western Pequot
   Tribe Connecticut Rev. -
   Lease Rev.
5.70%      09/01/12 ..........      2,500        2,541(b)
5.75%      09/01/18 ..........      9,500        9,468(b)
Stamford Connecticut G.O.
4.90%      02/15/06 ..........        885          910
5.00%      02/15/10 ..........      1,875        1,922
5.00%      02/15/11 ..........      1,000        1,021
5.25%      07/15/11 ..........      6,120        6,438
5.00%      02/15/12 ..........      1,875        1,908
5.00%      02/15/13 ..........      1,875        1,903
5.00%      02/15/14 ..........      1,875        1,897
4.60%      08/01/14 ..........      2,635        2,601
5.00%      02/15/15 ..........      1,875        1,891
4.70%      08/01/15 ..........      1,635        1,618
4.75%      08/01/16 ..........      2,635        2,595
4.75%      08/01/18 ..........      2,135        2,073
                                               155,081




                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

DISTRICT OF COLUMBIA -- 0.3%

District of Columbia George
   Washington Univ. Rev. -
   Education
5.75%      09/15/20 ........... $   5,000    $   5,290(k)

FLORIDA -- 6.1%

Brevard County Utility Rev. -
   Water & Sewer
5.25%      03/01/07 ...........     2,800        2,906(k)
5.25%      03/01/08 ...........     3,250        3,365(k)
Dade County School District G.O.
5.50%      08/01/11 ...........    14,250       15,025(j,k)
5.50%      08/01/15 ...........    17,805       18,773(j,k)
Florida State Board Education
   Capital Outlay G.O.
5.50%      06/01/08 ...........     4,400        4,581(j)
4.50%      06/01/21 ...........     5,000        4,568
4.50%      06/01/23 ...........     2,500        2,270(k)
Florida State Div. Bd. Fin.
   Dept. Rev. - Lease Rev.
6.50%      07/01/10 ...........     1,940        1,983(j,k)
Hillsborough County Utility
   Refunding Rev. - Water & Sewer
6.625%     08/01/11 ...........    10,000       10,338(k)
6.50%      08/01/16 ...........     8,500        8,766(k)
Jacksonville Florida Capital
   Improvement Rev. -
   Refunding Stadium Project
4.75%      10/01/25 ...........     4,750        4,467(k)
Orange County Water &
   Wastewater Rev. - Treatment
6.25%      10/01/17 ...........     3,485        3,620(k)
Orlando & Orange County
   Expressway Auth. Rev. - Trans.
5.25%      07/01/14 ...........    13,695       13,947(k)
                                                94,609

GEORGIA -- 1.0%

De Kalb County Water & Sewer
   Rev. - Water & Sewer
5.00%      10/01/28 ...........     5,000        4,847
Georgia State G.O.
6.50%      04/01/08 - 08/01/08      5,320        6,051

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Private Colleges & University
   Facility Auth. GA Rev. -
   Education
6.50%      11/01/15 ........... $   4,010    $   4,722(j,k,l)
                                                15,620

HAWAII -- 0.2%

Honolulu Hawaii City &
   County G.O.
6.00%      01/01/12 ...........     1,265        1,409
6.00%      01/01/12 ...........       735          820(j,l)
                                                 2,229

ILLINOIS -- 5.1%

Chicago Illinois School
   Finance Auth. G.O.
5.00%      06/01/09 ...........     9,000        9,315(k)
Chicago Public Bldg.
   Comm. Rev. - Lease Rev.
7.125%     01/01/15 ...........     9,115       10,077(j,k,l)
Cook County Illinois G.O.
5.375%     11/15/18 ...........    14,500       14,719(k)
5.625%     11/15/22 ...........     5,000        5,156(k)
Illinois Education Fac. Auth.
   Rev. - Education
7.125%     07/01/21 ...........    14,940       15,454(j)
Illinois Health Fac. Auth.
   Rev. - Health
5.00%      08/15/21 ...........     8,600        8,278(k)
6.125%     11/15/22 ...........     3,500        3,545
Metropolitan Pier & Exposition
   Auth. Illinois Rev. - Sales Tax
6.50%      06/15/27 ...........       305          322
Regional Transport Auth.
   Illinois Rev. - Trans.
6.25%      06/01/15 ...........    10,980       11,886(j,k)
                                                78,752

INDIANA -- 3.0%

Indiana Transportation Finance
   Auth. Airport Fac. Lease
   Rev. - Trans.
5.00%      11/01/12 ...........    13,305       13,581(k)
5.00%      11/01/16 ...........     3,250        3,260(k)
Indiana Transportation Finance
   Auth. Hwy. Rev. - Trans.
5.50%      12/01/20 ...........     5,000        5,134


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Indiana University
   Rev. - Education
6.00%      11/15/14 ........... $   7,500    $   7,952
Indianapolis Local Public
   Improv. Bond Bank - Revenue
6.00%      01/01/15 ...........     2,425        2,646
Indianapolis Local Rev. -
   Bank Bond
6.00%      07/01/10 ...........     6,000        6,324
Petersburg Pollution
   Control Rev. - Industrial Dev.
6.625%     12/01/24 ...........     7,250        7,831(k)
                                                46,728

IOWA -- 0.3%

Iowa Finance Auth. Rev. - Health
5.25%      08/15/12 ...........       665          686
5.25%      08/15/14 ...........     1,440        1,471
5.375%     08/15/17 ...........     2,460        2,505
                                                 4,662

KENTUCKY -- 0.3%

University of Kentucky
   Educational Buildings
   Revs. - Education
5.25%      05/01/20 ...........     4,545        4,585

MAINE -- 0.4%

Maine Health & Higher
   Educational Facilities
   Auth. Rev. - Health
5.50%      07/01/23 ...........     6,000        6,068(k)

MARYLAND -- 0.2%

Maryland State G.O.
5.00%      10/15/11 ...........     3,500        3,648

MASSACHUSETTS -- 6.6%

Massachusetts Bay
   Transportation Auth. - Trans.
4.75%      03/01/16 ...........     5,000        4,889(k)
Massachusetts State G.O.
5.50%      11/01/08 ...........    18,135       19,517
Massachusetts State Health
   & Educational Fac. Auth.
   Rev. - Health
6.30%      08/15/24 ...........     4,000        4,247(k)

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Massachusetts State Tpke.
   Auth. Metro Hwy. System
   Rev. - Trans.
5.125%     01/01/23 ...........   $16,500   $   16,339(k)
5.00%      01/01/27 ...........    10,895       10,541(k)
5.125%     01/01/37 ...........     5,000        4,876(k)
Massachusetts State Water Poll.
   Abatement Trust Rev. -
   Water & Sewer
5.625%     08/01/18 ...........     7,000        7,420
Massachusetts State Water
   Resources Auth. Rev. -
   Water & Sewer
6.50%      07/15/08 ...........     9,245       10,491(k)
6.50%      07/15/19 ...........    14,125       16,722(k)
4.75%      12/01/23 ...........     7,500        7,041(k)
                                               102,083

MICHIGAN -- 3.9%

Detroit Michigan Water Supply
   Systems Rev. - Sewer Rev.
5.00%      07/01/27 ...........     8,375        8,100
Grand Rapids Water Supply
   Rev. - Sewer
5.25%      01/01/17 ...........     3,000        3,061(k)
Hartland Michigan Consolidated
   School District Rev. - Education
5.125%     05/01/22 ...........     5,000        4,977(k)
Michigan Trunk Line
   Rev. - Sales Tax
5.50%      10/01/21 ...........    35,815       36,499
5.00%      11/01/26 ...........     5,500        5,329(k)
Muskegon Heights Public
   School G.O.
5.00%      05/01/24 ...........     2,650        2,586(k)
                                                60,552

MINNESOTA -- 1.3%

Minneapolis & St. Paul Metropolitan
   Commission Airport Rev. - Trans.
5.00%      01/01/30 ...........    12,950       12,527
Southern Muni. Power Agency
   Rev. - Electric Utility
5.00%      01/01/12 ...........     7,500        7,575(k)
                                                20,102

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

MISSOURI -- 0.7%

Jackson County Missouri
   Consolidated School
   District Number 002 G.O.
5.25%      03/15/09 ........... $   8,000    $   8,273(k)
Missouri State Health &
   Educational Facilities
   Auth. Rev. - Health
6.00%      05/15/07 ...........     2,340        2,494
                                                10,767

NEVADA -- 0.6%

Clark County G.O.
5.50%      07/01/20 ...........     7,565        7,750
Las Vegas Special Improv.
   District 707
5.55%      06/01/16 ...........     2,060        2,146(k)
                                                 9,896

NEW HAMPSHIRE -- 0.9%

New Hampshire Higher
   Educational & Health Facilities
   Rev. - Education
6.25%      07/01/20 ...........     5,000        5,190(k)
New Hampshire Tpke.
   Auth. Rev. - Trans.
5.75%      04/01/20 ...........     7,745        7,884
                                                13,074

NEW JERSEY -- 6.9%

New Jersey Building Auth.
   Rev. - Lease Rev.
5.00%      06/15/11 ...........    10,350       10,552
5.00%      06/15/12 ...........     9,440        9,586
New Jersey Sports & Exposition
   Convention Ctr. Rev. - Lease Rev.
6.50%      03/01/19 ...........    10,540       10,962
New Jersey State Educational
   Facilities Auth. Rev. - Education
5.375%     07/01/23 ...........     4,300        4,411
New Jersey State Tpke.
   Auth. Rev. - Trans.
6.50%      01/01/16 ...........    49,960       59,082(k)
New Jersey Wastewater
   Treatment Trust Rev. -
   Water & Sewer
5.875%     06/15/06 ...........     5,160        5,572
6.875%     06/15/08 ...........     5,905        6,861
                                               107,026

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

NEW MEXICO -- 0.7%

New Mexico State G.O.
4.00%      09/01/07 ........... $   4,810    $   4,675
4.00%      09/01/08 ...........     7,050        6,808
                                                11,483

NEW YORK -- 10.3%

Battery Park City Auth.
   Rev. - Lease Rev.
5.00%      11/01/13 ...........    10,000       10,132(k)
5.25%      11/01/17 ...........     6,500        6,585(k)
4.75%      11/01/19 ...........    16,130       15,526(k)
Long Island Power Auth.
   Electric System Rev. -
   Electric Utility
5.50%      12/01/29 ...........     1,600        1,622
Municipal Assistance Corp.
   Rev. - Sales Tax
5.20%      07/01/08 ...........    10,000       10,511
New York City Municipal
   Water Finance Auth. Rev. -
   Water & Sewer
5.125%     06/15/21 ...........     2,400        2,401(k)
New York City Transitional
   Future Tax Secured Series B
5.30%      11/15/09 ...........     1,000        1,070
6.00%      11/15/10 ...........     1,525        1,720
5.50%      11/15/11 ...........     1,250        1,354
6.00%      11/15/11 ...........     1,020        1,151
6.00%      11/15/19 ...........     3,750        4,128
5.50%      05/01/25 ...........     8,300        8,503
New York City Transitional
   Finance Auth. - Rev. Future
   Tax Secured Series C
5.50%      05/01/10 ...........    10,800       11,224
New York G.O.
7.00%      02/01/05 ...........     3,470        3,632(j)
6.375%     08/01/06 ...........     4,030        4,236(j,k)
5.60%      08/15/06 ...........    13,000       13,821
5.25%      08/01/13 ...........     1,500        1,542
New York State Dormitory
   Auth. Rev. - Education
7.00%      07/01/09 ...........     7,000        7,876
5.40%      07/01/10 ...........     8,185        8,734
6.50%      08/15/10 ...........     3,495        4,018


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
New York State Housing Finance
   Agency Service Contract
   Rev. - Housing
6.375%     09/15/14 ...........  $     65    $      69
New York State Urban
   Development Corp.
   Rev. - Housing
5.50%      07/01/16 ...........     7,000        7,265(k)
New York State Urban
   Development Corp.
   Rev. - Lease Rev.
5.50%      01/01/16 ...........    25,310       25,796
Suffolk County New York
   Water Auth. Waterworks
   Rev. - Water & Sewer
5.00%      06/01/17 ...........     6,000        6,014(k)
                                               158,930

NORTH CAROLINA -- 1.8%

Charlotte G.O.
5.60%      06/01/20 ...........     2,800        2,958
Mecklenburg County
   North Carolina G.O.
4.50%      02/01/15 ...........    14,000       13,449
North Carolina Medical
   Care Commission Health
   Care Facilities Rev. - Health
4.75%      06/01/28 ...........     6,000        5,206
North Carolina Medical
   Care Commission
   Hospital Rev. - Health
4.75%      10/01/26 ...........     7,000        6,121
                                                27,734

NORTH DAKOTA -- 1.2%

Oliver County North Dakota
   Pollution Control Rev. -
   Electric Utility
5.30%      01/01/27 ...........    18,000       18,000(k)

OHIO -- 3.4%

Clermont County Ohio Hospital
   Facilities Rev. - Health
7.50%      09/01/19 ...........       445          455(j,k)
Cleveland Cuyahoga County
   Port Auth. - Rev.
5.40%      12/01/15 ...........     3,500        3,627(k)

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Cleveland Ohio Parking
   Facilities Rev.
5.50%      09/15/16 ........... $   5,200    $   5,401(k)
Cleveland Water Works Rev. -
   Water & Sewer
6.25%      01/01/16 ...........     9,490        9,822(k)
Northeast Ohio Reg. Sewer
   District Rev. - Water & Sewer
6.50%      11/15/16 ...........    15,500       15,984(j,k)
Ohio State Building Auth.
   Rev. - Lease Rev.
4.75%      04/01/14 ...........     5,000        4,951
Ohio State Public Facilities
   Commission G.O.
4.50%      11/01/09 ...........     1,500        1,510(k)
Ohio State Water Development
   Auth. Pollution Control Fac.
   Rev. - Water & Sewer
5.30%      12/01/11 ...........     9,265        9,634(k)
Steubenville Ohio Hospital
   Rev. - Health
6.375%     10/01/20 ...........     1,660        1,681
                                                53,065

OKLAHOMA -- 0.5%

Oklahoma Tpke. Auth.
   Rev. - Trans.
6.25%      01/01/22 ...........     4,640        4,823(k)
Tulsa Oklahoma Industrial
   Auth. Rev. - Education
5.00%      10/01/22 ...........     3,000        2,914(k)
                                                 7,737

OREGON -- 0.4%

Oregon State G.O.
5.875%     10/01/18 ...........     1,980        2,040
Portland Sewer Systems
   Rev. - Sewer Rev.
4.50%      06/01/16 ...........     3,750        3,609(k)
                                                 5,649

PENNSYLVANIA -- 7.6%

Allegheny County Hospital
   Development Auth.
   Rev. - Health
5.375%     12/01/25 ...........    27,000       27,099(k)
Erie Pennsylvania Sewer
   Auth. - Sewer Rev.
4.90%      06/01/16 ...........     2,130        2,111(k)
4.95%      06/01/17 ...........     1,150        1,140(k)



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Montgomery County Pennsylvania
   Higher Education &
   Health Auth. Rev. - Health
5.00%      10/01/09 ........... $   2,405    $   2,495(k)
5.10%      10/01/10 ...........     2,670        2,780(k)
Northampton County Higher
   Education Fac. Auth.
   Lehigh Univ. Rev. - Education
7.00%      10/15/11 ...........     7,800        8,130(j,k)
Pennsylvania Intergovernmental
   Co-op. Auth. Special
   Tax Rev. - Sales Tax
5.60%      06/15/15 ...........     8,000        8,269(j,k)
Pennsylvania State G.O.
5.375%     05/01/10 ...........     1,000        1,043
Pennsylvania State Higher
   Educational Facility Auth.
   College & University Revs.
5.50%      07/15/38 ...........    10,750       10,882
Pennsylvania State Higher
   Educational Facility Auth.
   Rev. - Education
6.00%      05/01/30 ...........     5,000        5,384
Pennsylvania State Tpke.
   Commission Oil Franchise - Tax Rev.
5.00%      12/01/23 ...........     8,000        7,766(k)
Pennsylvania State University
   Revenue - Education
5.50%      08/15/16 ...........     5,000        5,098(k)
Philadelphia Gas Works
   Rev. - Natural Gas
6.375%     07/01/14 ...........     1,845        1,973(j,k)
Philadelphia Hospitals &
   Higher Education Facilities
   Rev. - Health
5.00%      02/15/21 ...........    11,250       10,189
Philadelphia Pennsylvania
   School District G.O.
5.55%      07/01/05 ...........     9,645       10,098(j,k)
5.65%      07/01/06 ...........     2,070        2,178(j,k)
5.75%      07/01/07 ...........     1,200        1,269(j,k)
5.80%      07/01/08 ...........     1,500        1,592(j,k)
5.85%      07/01/09 ...........     1,440        1,534(j,k)
Pittsburgh Pennsylvania Public
   Parking Auth. - Parking Rev.
5.35%      12/01/10 ...........       520          556(k)
5.45%      12/01/11 ...........       440          470(k)
5.55%      12/01/12 ...........     1,015        1,082(k)
5.60%      12/01/13 ...........     1,125        1,194(k)
5.70%      12/01/14 ...........     1,245        1,342(k)

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

 SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

5.75%      12/01/15 ........... $     945  $     1,020(k)
5.75%      12/01/16 ...........     1,385        1,496(k)
                                               118,190

PUERTO RICO -- 0.3%

Childrens Trust Fund
   Prior Tobacco Rev.
5.75%      07/01/20 ...........     5,000        5,117

RHODE ISLAND -- 0.3%

Rhode Island G.O.
5.00%      08/01/11 ...........     5,000        5,108

SOUTH CAROLINA -- 2.2%

Charleston County SC G.O.
5.90%      06/01/10 ...........     2,170        2,347(j,k)
6.00%      06/01/11 ...........     2,310        2,509(j,k)
6.00%      06/01/12 ...........     2,455        2,666(j,k)
South Carolina State Public
   Service Auth. Rev. -
   Electric Utility
5.50%      07/01/21 ...........    26,635       26,958(k)
                                                34,480

TENNESSEE -- 0.8%

Knox County Tennessee Health
   Educational & Housing
   Facilities Board Hospital Rev
7.25%      01/01/09 ...........     4,500        5,290(k)
Metropolitan Government
   Nashville & Davidson County
   Tennessee Health & Education
6.875%     12/01/24 ...........     6,000        6,684(j,k)
                                                11,974

TEXAS -- 4.7%

Austin Texas G.O.
5.375%     09/01/16 ...........     5,030        5,179
5.375%     09/01/17 ...........     5,320        5,458
Dallas Texas Tax Rev. -
   Sales Tax Special
5.00%      08/15/20 ...........     4,675        4,606
Fort Worth Texas Water &
   Sewer Rev. - Water & Sewer
5.00%      02/15/18 ...........     2,800        2,771
Harris County Texas G.O.
6.125%     08/15/20 ...........    15,000       16,237(j)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Houston Texas Water & Sewer
   Systems Rev. - Water & Sewer
5.25%      12/01/21 ...........   $20,000      $20,027(k)
Plano Texas
4.875%     09/01/19 ...........     1,500        1,454
Texas State Pubic Fin. Auth.
   Bldg. Rev. - Lease Rev.
5.00%      08/01/17 ...........     6,440        6,426(k)
University Texas Permanent
   University Fund Rev. -
   Education
4.75%      07/01/17 ...........     8,840        8,507(k)
University Texas University
   Rev. - Education
5.20%      08/15/09 ...........     1,295        1,357
                                                72,022

UTAH -- 0.1%

Murray City Utah Hospital
   Rev. - Health
4.75%      05/15/20 ...........     2,285        2,131(k)

VIRGINIA -- 2.5%

Chesapeake Virginia G.O.
6.00%      05/01/12 ...........     2,150        2,286(k)
Fairfax County Virginia Water
   Auth. Rev. - Water & Sewer
5.00%      04/01/16 ...........     2,500        2,511
Norfolk Water Rev. -
   Water & Sewer
5.875%     11/01/20 ...........     1,920        2,028(k)
Roanoke Virginia Industrial
   Development Auth.
   Hospital Rev. - Health
5.00%      07/01/24 ...........    20,220       19,595(k)
University Virginia
   Rev. - Education
5.375%     06/01/20 ...........     5,000        5,063
Virginia Commonwealth
   Transportation Board
   Rev. - Trans.
5.75%      05/15/21 ...........     1,945        2,066
Virginia State Housing
   Development Auth.
   Commonwealth Mortgage
   Rev. - Housing
5.45%      01/01/15 ...........     3,005        3,056
5.50%      01/01/16 ...........     2,435        2,477
                                                39,082

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

       ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

WASHINGTON -- 0.7%

King County Washington
5.80%      12/01/12 ...........   $10,000   $   10,868

WEST VIRGINIA -- 0.2%

West Virginia State University
   Rev. - Education
6.00%      04/01/12 ...........     3,000        3,164(k)

WISCONSIN -- 1.5%

Wisconsin State Health &
   Educational Fac. Auth.
   Rev. - Health
5.25%      08/15/23 ...........    13,455       13,262(k)
5.25%      08/15/27 ...........     5,000        4,894(k)
Wisconsin State
   Transportation Rev. - Trans.
5.30%      07/01/18 ...........     4,800        4,890
                                                23,046

INVESTMENTS IN SECURITIES
   (COST $1,435,674) ..........              1,523,367

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $2,369) ..............     2,369        2,369

OTHER ASSETS AND LIABILITIES,
   NET 1.5% ...................                 22,648
                                            ----------

NET ASSETS -- 100% ............             $1,548,384
                                            ==========

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               ELFUN INCOME FUND
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. ASSETS UNDER MANAGEMENT EXCEED $31 BILLION AS OF DECEMBER 31, 2000. HIS RESPONSIBILITIES INCLUDE MANAGING THE ELFUN INCOME FUND, ELFUN MONEY MARKET FUND AND THE FIXED INCOME PORTION OF THE ELFUN DIVERSIFIED FUND. BOB JOINED GE ASSET MANAGEMENT IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION IN 1997. PREVIOUSLY, HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. HOW DID THE ELFUN INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Elfun Income Fund posted a return of 11.11% for the one-year period ended December 31, 2000, while the Lehman Brothers Aggregate Bond Index returned 11.63% for the same period. The Lipper peer group, consisting of 135 Intermediate U.S. Government Bond funds, returned 10.76% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000.

A. The U.S. fixed income market rebounded nicely from a negative return in 1999, posting a total return in 2000 of 11.63% as measured by the Lehman Brothers Aggregate Bond Index. Bond investors have not enjoyed double digit market returns since 1995 nor outperformed the equity returns (measured by the S&P 500 Index) since 1993. Although absolute returns were strong, it was by no means an easy year for active portfolio managers to perform well against their benchmarks as sector returns diverged greatly and market volatility was high.

Economic strength of 1999 carried over into the first half of 2000. After posting a 4.2% growth rate in 1999, U.S. real Gross Domestic Product ("GDP") grew 5.2% in the first six months of 2000. Consumer spending was running at a torrid pace supported by record levels of consumer confidence bolstered by huge gains in the equity market and low levels of unemployment. Corporate profits were strong, increasing capital investment, the other main driver of economic growth. With strong growth, high levels of worker productivity kept inflation at both the producer and consumer levels moderate. Against this fundamental backdrop, the Federal Reserve stayed vigilant against inflationary fears, continuing tighter monetary policy through May, raising the Federal Funds rate to a nine year high of 6.50% (175 basis point increase from June 1999). Bond investors, reacting to this fundamental environment, were also dealing with the market impact of an increasing budget surplus. The result was an inversion of the yield curve where short rates surpassed long rates.

The fundamental outlook changed dramatically in the second half. The effect of Fed tightening manifested itself through signs of slower growth (estimated third quarter GDP of 2.2%). Although the Federal Reserve remained on hold with a tightening bias until December (at which time, they reversed to an easing bias), liquidity concerns and market expectations of Fed easing in 2001 drove investors to the safety of U.S. Treasuries, particularly those with short to intermediate maturities. By year's end, the two-year yield dropped 182 basis points from its highs to end at 5.09%. The yield on the 30-year bond declined another 66 basis points from mid-May, ending at 5.46%.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The underweighting in U.S. Treasury securities relative to the benchmark was the primary source of underperformance versus the market, as Treasuries outperformed corporate and mortgage-backed securities on a duration-adjusted basis. An overweight position in asset backed securities contributed positively to relative return.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Although interest rates are significantly below their levels one year ago, we believe bonds are attractive at current valuations. Our baseline economic outlook for a below trend growth and the current Federal Reserve posture towards lowering short-term rates should favor bonds. The widening in yield spreads of non-Treasury securities over the last year presents opportunities to add value in the Fund away from the Treasury sector. If accommodative monetary policy succeeds in averting an economic recession, credit spreads should contract, benefiting corporate bond performance. We continue to favor quality and liquidity within the Fund.


[PHOTO OF ROBERT MACDOUGALL OMITTED]

                                                               ELFUN INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINEGRAPH OMITTED]

                  ELFUN INCOME FUND             LB AGGREGATE
'90                  $10,000.00                  $10,000.00
'91                   11,612.93                   11,600.05
'92                   12,382.29                   12,458.76
'93                   13,585.69                   13,673.31
'94                   13,269.04                   13,274.40
'95                   15,685.24                   15,726.39
'96                   16,314.40                   16,294.83
'97                   17,876.85                   17,872.86
'98                   19,393.75                   19,423.12
'99                   19,273.67                   19,261.83
'00                   21,410.95                   21,502.15


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                      ONE      FIVE         TEN
                      YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Income Fund    11.11%     6.42%      7.91%


LB Aggregate         11.63%     6.46%      7.96%



--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

 A fund designed for investors who seek a high level of income consistent with prudent investment management and preservation of capital by investing primarily in a variety of investment grade debt securities.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON
                    INTERMEDIATE U.S. TAXABLE BOND PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/00

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

      Fund's rank in peer group: ........     51       6       4

      Number of Funds in peer group: ....    135      90      27

      Peer group average annual
        total return: ...................  10.76%   5.55%   6.74%

     Lipper categories in peer group: ...  INTERMEDIATE U.S. GOVERNMENT,
                                           INTERMEDIATE U.S. TREASURY


     *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.



   QUALITY RATINGS AS OF DECEMBER 31, 2000
---------------------------------------------
                                PERCENTAGE OF
MOODY'S/S&P RATING+              MARKET VALUE
---------------------------------------------
Aaa                                    80.50%
---------------------------------------------
Aa                                      3.83%
---------------------------------------------
A                                       9.78%
---------------------------------------------
Baa                                     5.22%
---------------------------------------------
Ba                                      0.43%
---------------------------------------------
Other                                   0.24%
---------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                ELFUN INCOME FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $324,493

[PIE CHART OMITTED]

MORTGAGE BACKED           30.5%
ASSET BACKED & OTHER      25.5%
CORPORATE NOTES           20.2%
U.S. TREASURIES           17.0%
FEDERAL AGENCIES           6.8%


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 96.4%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 19.4%

U.S. Treasury Bonds
8.125%     08/15/19 ............  $14,415      $18,633(h)
6.125%     08/15/29 ............    3,340        3,633(i)
6.25%      05/15/30 ............    2,490        2,778(i)
                                                25,044
U.S. Treasury Notes
6.75%      05/15/05 ............    7,395        7,878(i)
5.75%      11/15/05 ............   11,030       11,390(i)
3.875%     01/15/09 ............   10,901       10,990(h)
                                                30,258
TOTAL U.S. TREASURIES
   (COST $53,426) ..............                55,302

FEDERAL AGENCIES -- 7.7%

Federal Home Loan Mortgage Corp.
6.22%      03/18/08 ............    1,855        1,817
Federal National Mortgage Assoc.
5.125%     02/13/04 ............    1,665        1,640
5.78%      05/05/04 ............    1,480        1,467
7.00%      07/15/05 ............    3,695        3,878(i)
6.99%      07/09/07 ............    2,010        2,020
5.64%      12/10/08 ............    1,225        1,203
6.04%      02/25/09 ............    2,210        2,160
7.25%      01/15/10 ............    3,475        3,774(i)
7.125%     01/15/30 ............    3,585        4,013
                                                20,155


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
TOTAL FEDERAL AGENCIES
   (COST $21,599) ..............               $21,972

AGENCY MORTGAGE BACKED -- 24.9%

Federal Home Loan Mortgage Corp.
7.50%      11/01/09 ............  $   211          216
7.50%      06/01/10 ............    1,102        1,129
7.50%      09/01/12 ............      733          749
6.00%      04/01/29 - 10/01/29      5,343        5,176
6.50%      07/01/29 ............      465          459
7.50%      11/01/29 ............       92           93
7.00%      01/01/30 ............      161          162
6.50%      06/01/30 ............      421          415
7.50%      01/01/30 - 11/01/30        210          213
6.00%      TBA .................    3,152        3,054(c)
                                                11,666
Federal National Mortgage Assoc.
9.00%      06/01/09 ............      613          648
7.50%      12/01/09 ............      663          678
7.00%      08/01/13 ............      255          258
5.50%      11/01/13 ............      647          630
7.50%      02/01/14 ............      496          508
5.50%      03/01/14 - 08/01/14      4,150        4,034
6.50%      02/01/14 - 12/01/14        287          287
6.00%      02/01/14 - 09/01/14      2,024        1,997
8.00%      11/01/14 ............      153          158
6.50%      02/01/15 ............       52           52
7.50%      05/01/15 ............    1,100        1,123
5.50%      08/01/15 ............      518          504
9.00%      04/01/16 ............      345          356
9.00%      12/01/17 ............      446          464
9.00%      12/01/22 ............      516          544
6.50%      08/01/28 ............      248          245
6.00%      08/01/29 ............    1,979        1,916
6.50%      01/01/29 - 11/01/29      8,001        7,208
7.00%      12/01/29 ............      698          152(g)
7.00%      02/01/30 ............      326          327
7.50%      02/01/30 ............       92           93
6.50%      04/01/30 ............      508          501
8.50%      04/01/30 - 11/01/30      5,669        5,842
5.50%      TBA .................    1,450        1,410(c)
6.00%      TBA .................    5,399        5,227(c)
6.50%      TBA .................    3,335        3,334(c)
7.00%      TBA .................    4,394        4,441(c)
                                                42,937
Government National Mortgage Assoc.
7.00%      03/15/12 ............    1,797        1,836
9.00%      11/15/16 ............      761          802

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                  ELFUN INCOME FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
9.00%      01/15/17 - 11/15/17  $    786   $       829
8.50%      10/15/17 ..........        831          865
9.00%      12/15/21 ..........         97          102
7.50%      03/15/23 - 12/15/23      1,910        1,949
6.50%      01/15/24 - 04/15/24      1,394        1,386
8.00%      06/15/27 - 09/15/27        666          690
6.50%      11/15/27 ..........        168          166
7.00%      11/15/27 - 12/15/27        705          708
7.50%      12/15/27 ..........        207          211
6.50%      03/15/28 - 04/15/28      2,136        2,110
7.00%      03/15/28 - 04/15/28        745          747
7.50%      01/15/28 - 10/15/28      2,208        2,248
8.00%      11/15/29 ..........        178          183
8.00%      01/15/30 - 06/15/30      1,501        1,539
                                                16,371

TOTAL AGENCY MORTGAGE BACKED
   (COST $69,990) ............                  70,974

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.6%

Collateralized Mortgage
   Obligation Trust
8.50%      09/01/15 ..........         70           65(d,f)
4.74%      11/01/18 ..........        197          153(d,f)
                                                   218
Federal Home Loan Mortgage Corp.
8.00%      04/15/20 ..........        192          198
5.985%     02/15/22 ..........        277          270
7.75%      03/15/22 ..........        473          488
3.842%     12/15/22 ..........        300          244
2.85%      10/15/23 ..........        300          225(d,f)
7.045%     02/15/24 ..........        232          223
7.00%      01/15/28 ..........        169           58(g)
4.878%     02/15/28 ..........        179          142(d)
4.50%      04/01/29 ..........        613          444(d,f)
6.00%      01/01/29 - 05/01/29      1,588        1,539
4.92%      06/01/29 ..........      3,541        2,494(d,f)
7.50%      06/15/29 - 07/15/29      1,142          236(g)
2.358%     09/15/29 ..........        510          384(d)
4.268%     03/15/30 ..........        757          628
                                                 7,573
Federal Home Loan Mortgage
   Corp. STRIPS
8.00%      02/01/23 ..........        199           42(g)
8.00%      07/01/24 ..........        215           47(g)
4.94%      08/01/27 ..........        476          387(d,f)
                                                   476


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
7.00%      08/01/27 ..........    $   660    $     661
5.23%      10/25/29 ..........        409          283(d,f)
4.817%     11/25/29 ..........        178          169
                                                 1,113
Federal National Mortgage
   Assoc. REMIC
1,080.912% 03/25/22 ..........          1           18(g)
1,008.00%  05/25/22 ..........          1           15(g)
5.02%      12/25/22 ..........        188          151(d,f)
3.431%     12/18/29 ..........        243          188
                                                   372
Federal National Mortgage
   Assoc. STRIPS
8.50%      03/01/17 - 04/01/17        244           47(g)
8.50%      01/01/18 ..........         28            5(g)
9.00%      05/25/22 ..........        193           46(g)
8.50%      07/25/22 ..........        349           81(g)
8.00%      02/01/23 - 08/01/23      3,086          676(g)
7.50%      11/01/23 ..........        211           50(g)
8.00%      07/01/24 ..........        742          155(g)
7.50%      04/01/27 - 07/01/27      4,962        1,113(g)
4.36%      05/01/28 ..........      1,262          933(d,f)
8.00%      11/01/29 ..........        905          171(g)
5.38%      05/01/30 ..........        288          241(d,f)
                                                 3,518

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $13,284) ............                  13,270

ASSET BACKED -- 11.7%

Advanta Business Card Master Trust
6.856%      01/20/06 .........      1,000        1,002(n,o)
Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25 .........        110          110
American Express Credit
   Account Master Trust
6.91%       03/15/05 .........        345          346
American Express Master Trust
6.86%       08/15/04 .........      4,023        4,029
Americredit Automobile
   Receivables Trust
6.83%       09/05/07 .........      1,100        1,100
Arran Master Trust
6.72%       03/15/05 .........        250          250(n)
Chevy Chase Master Credit
   Card Trust
6.86%       10/16/06 .........      1,000        1,002

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Citibank Credit Card
   Issuance Trust
6.90%      10/17/07 ..........    $   204   $      210
Discover Card Master Trust I
6.80%      08/18/03 ..........        660          660
6.82%      09/15/04 ..........      1,930        1,931
6.80%      02/16/05 ..........      1,000        1,000(n)
6.89%      09/18/07 ..........      2,600        2,605(n)
First North American
   National Bank
7.11%      02/15/05 ..........      1,700        1,703
Ford Credit Auto Owner Trust
6.62%      11/15/02 ..........        270          270
6.89%      02/15/03 ..........        100          100(n)
Green Tree Financial Corp.
   Series 1993-1
6.97%      04/01/31 ..........        345          349
MBNA Master Credit Card Trust
6.94%      04/15/05 ..........      1,157        1,160
6.79%      11/15/05 ..........      1,500        1,500(n)
6.86%      02/15/06 ..........      1,135        1,137
6.78%      07/15/07 ..........      1,000        1,001(n)
Metris Master Trust
6.896%     01/22/07 ..........      2,000        2,000(n)
Mid State Trust
7.54%      07/01/35 ..........        152          147
Providian Gateway Master Trust
6.93%      03/15/07 ..........      2,550        2,550(n)
Providian Master Trust
6.88%      04/15/09 ..........      1,000          999(n)
Saks Credit Card Master Trust
6.93%      12/15/05 ..........      1,500        1,502
Sovereign Dealer Floor
   Plan Master LLC
6.868%     10/15/07 ..........      2,417        2,416
Superior Wholesale Inventory
   Financing Trust
6.928%     04/15/07 ..........      1,600        1,600(n)
West Penn Funding LLC
6.81%      09/25/08 ..........        242          247
Yorkshire Power Pass-
   Through Asset Trust
8.25%      02/15/05 ..........        330          354(b)

TOTAL ASSET BACKED
   (COST $33,233) ............                  33,280

CORPORATE NOTES -- 23.0%

Abbey National Capital Trust I
8.963%     12/29/49 ..........        470          485


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Abbey National PLC
6.70%      06/29/49 ..........    $   500      $   453
7.35%      10/29/49 ..........        242          237
AES Drax Holdings Ltd.
10.41%     12/31/20 ..........        285          304(b)
Aetna Services Inc.
6.97%      08/15/36 ..........        365          371
AFLAC Inc.
6.50%      04/15/09 ..........        355          345
Ahold Finance USA Inc.
6.25%      05/01/09 ..........        215          201
8.25%      07/15/10 ..........        395          420
AIG SunAmerica GBL Fin II
7.60%      06/15/05 ..........        530          561(b)
Allstate Corp.
7.20%      12/01/09 ..........        225          232
Amerada Hess Corp.
7.875%     10/01/29 ..........        475          498
American Airlines Inc.
9.71%      01/02/07 ..........        432          467
6.855%     04/15/09 ..........        261          265
10.18%     01/02/13 ..........        155          167
Arvin Industries Inc.
7.125%     03/15/09 ..........        220          147
Associates Corp. of North America
6.375%     10/15/02 ..........        500          502
5.75%      11/01/03 ..........        255          252
AT&T Corp.
6.50%      03/15/29 ..........        510          408
Axa
8.60%      12/15/30 ..........        530          545
Bank One Corp.
6.902%     01/07/02 ..........      2,000        1,998(n)
6.40%      08/01/02 ..........        330          331
Barclays Bank PLC
8.55%      09/29/49 ..........        550          577(b)
BCI US Funding Trust I
8.01%      12/29/49 ..........        300          284(b,o)
Beckman Instruments Inc.
7.10%      03/04/03 ..........        215          212
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30 ..........        600          653
Bellsouth Capital Funding
7.875%     02/15/30 ..........        350          361
Bellsouth Telecomm Inc.
6.375%     06/01/28 ..........        375          321
Boeing Capital Corp.
7.10%      09/27/05 ..........        625          652
Boston University
7.625%     07/15/97 ..........        520          508

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                  ELFUN INCOME FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Brascan Ltd.
7.375%     10/01/02 ..........    $   155      $   152
Bristol-Myers Squibb Co.
6.875%     08/01/97 ..........        265          260
British Telecommunications PLC
8.125%     12/15/10 ..........        330          334
CIT Group Inc.
7.125%     10/15/04 ..........        530          530
7.625%     08/16/05 ..........        660          671
Citigroup Inc.
7.45%      06/06/02 ..........        505          515
7.25%      10/01/10 ..........        300          310
Clear Channel Communications Inc.
7.25%      09/15/03 ..........        415          420
7.875%     06/15/05 ..........        370          383
Coastal Corp.
7.75%      06/15/10 ..........        400          423
Coca-Cola Enterprises Inc.
6.70%      10/15/36 ..........        325          330
Conseco Inc.
8.70%      11/15/26 ..........        130           49
Corporacion Andina de Fomento
6.75%      03/15/05 ..........        240          236
CSC Holdings Inc.
8.125%     07/15/09 ..........        525          527
CSX Corp.
6.25%      10/15/08 ..........        265          254
DaimlerChrysler AG
6.70%      09/16/02 ..........      1,000          993(n)
7.40%      01/20/05 ..........        445          447
8.00%      06/15/10 ..........        495          498
Delphi Automotive Systems Corp.
6.125%     05/01/04 ..........        335          324
Delta Air Lines Inc.
7.57%      11/18/10 ..........        315          331
Deutsche Telekom AG
7.75%      06/15/05 ..........        565          576
8.25%      06/15/30 ..........        455          450
Dresdner Funding Trust I
8.151%     06/30/31 ..........        605          537(b)
Duke Capital Corp.
7.25%      10/01/04 ..........        335          343
Duke Energy Corp.
5.375%     01/01/09 ..........        400          365
Empresa Nacional de Electricidad
8.125%     02/01/97 ..........        415          327
Enron Corp.
8.00%      08/15/05 ..........        425          444(b)
ERAC USA Finance Co.
8.25%      05/01/05 ..........        730          757(b)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Federated Department Stores Inc.
8.50%      06/01/10 ..........    $   255      $   266
First Union Corp.
7.55%      08/18/05 ..........        415          428
Ford Motor Co.
7.375%     10/28/09 ..........      1,260        1,257
7.45%      07/16/31 ..........        440          407
Ford Motor Credit Co.
7.50%      06/15/03 ..........        320          328
7.60%      08/01/05 ..........        295          303
7.875%     06/15/10 ..........        740          761
FPL Group Capital Inc.
7.375%     06/01/09 ..........         40           41
General Motors Acceptance Corp.
5.75%      11/10/03 ..........        250          245
6.125%     01/22/08 ..........        355          334
Georgia-Pacific Group
9.95%      06/15/02 ..........        235          240
Guangdong International
   Trust & Investment Corp.
8.75%      10/24/16 ..........        205           22(b,m)
Heritage Media Corp.
8.75%      02/15/06 ..........        645          626
Holmes Financing PLC
6.938%     07/15/05 ..........      1,000        1,000(n)
Honeywell International Inc.
6.875%     10/03/05 ..........        325          335
Household Finance Corp.
6.125%     07/15/12 ..........        170          169
HSBC Capital Funding LP
9.547%     06/30/10 ..........        585          642(b)
Hydro-Quebec
8.25%      04/15/26 ..........      1,365        1,602
International Paper Co.
8.00%      07/08/03 ..........        420          436(b)
8.125%     07/08/05 ..........        315          327(b)
Israel Electric Corp. Ltd.
8.10%      12/15/96 ..........        425          344(b)
7.125%     07/15/05 ..........        200          197(b)
J.P. Morgan & Co.
6.00%      01/15/09 ..........        385          361
Koninklijke (Royal) KPN NV
7.50%      10/01/05 ..........        650          610(b)
Kroger Co.
7.375%     03/01/05 ..........        260          267
LCI International Inc.
7.25%      06/15/07 ..........        589          589
Lehman Brothers Holdings Inc.
8.80%      03/01/15 ..........        455          503
7.50%      08/01/26 ..........        520          531

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Lenfest Communications Inc.
8.375%     11/01/05 ..........       $330         $353
Lockheed Martin Corp.
8.20%      12/01/09 ..........        515          565
Lumbermens Mutual Casualty
8.30%      12/01/37 ..........        110           90(b)
Marconi Corp. PLC
8.375%     09/15/30 ..........        775          706
Meditrust
7.114%     08/15/04 ..........        415          300
Merita Bank Ltd.
7.15%      12/29/49 ..........        485          486(b,o)
MidAmerican Energy Co.
7.375%     08/01/02 ..........        410          411
Midwest Generation LLC
8.56%      01/02/16 ..........        300          274(b)
Monumental Global Funding II
6.95%      10/01/03 ..........        510          512(b)
Morgan Stanley Capital I
7.125%     01/15/03 ..........        410          417
8.00%      06/15/10 ..........        370          401
Nabisco Inc.
6.125%     02/01/33 ..........        370          363
National Rural Utilities Cooperative
6.046%     04/15/03 ..........        200          200
NB Capital Trust IV
8.25%      04/15/27 ..........        440          417
News America Holdings Inc.
7.625%     11/30/28 ..........        405          347
Noram Energy Corp.
6.375%     11/01/03 ..........        310          310(o)
Occidental Petroleum Corp.
7.375%     11/15/08 ..........        285          293
Ontario Province of Canada
7.375%     01/27/03 ..........        540          557
Osprey Trust/Osprey I
7.797%     01/15/03 ..........        390          395(b)
Pacific Gas & Electric Co.
7.375%     11/01/05 ..........        165          140(b)
Pactiv Corp.
8.375%     04/15/27 ..........        430          348
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ..........        500          490(b)
Petroleos Mexicanos
9.50%      09/15/27 ..........        755          779
Pharmacia Corp.
5.75%      12/01/05 ..........        310          305
Philip Morris Cos. Inc.
7.20%      02/01/07 ..........        280          280


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Phillips Petroleum Co.
9.375%     02/15/11 ..........       $375         $448
PP&L Capital Funding Inc.
7.75%      04/15/05 ..........        250          251
Procter & Gamble Co.
9.36%      01/01/21 ..........        415          516
Quebec Province of Canada
7.50%      09/15/29 ..........        345          368
Qwest Corp.
7.625%     06/09/03 ..........        805          821(b)
5.625%     11/15/08 ..........        365          327
Raytheon Co. (Class B)
7.90%      03/01/03 ..........        490          504
6.75%      08/15/07 ..........        395          392
Royal & Sun Alliance
   Insurance Group PLC
8.95%      10/15/29 ..........        430          430
Royal Bank of Scotland Group PLC
8.817%     03/31/49 ..........        495          518
9.118%     03/31/49 ..........        420          457
Southern California Edison Co.
7.20%      11/03/03 ..........        340          289
St. George Funding Co.
8.485%     12/31/49 ..........        255          218(b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 ..........        205          211
SunAmerica Inc.
5.60%      07/31/97 ..........        725          530
Suntrust Bank Inc.
6.00%      01/15/28 ..........        160          152
Tele-Communications Inc.
9.80%      02/01/12 ..........        465          529
Telefonica Europe BV
7.35%      09/15/05 ..........        620          626
Textron Inc.
6.375%     07/15/04 ..........        330          324
The Walt Disney Co.
5.62%      12/01/08 ..........        305          282
Tosco Corp.
7.625%     05/15/06 ..........        215          226
TRW Inc.
6.625%     06/01/04 ..........        410          383
Turner Broadcasting Systems Inc.
8.375%     07/01/13 ..........        400          438
TXU Eastern Funding Co.
6.45%      05/15/05 ..........        675          657
Tyco International Group S.A.
6.875%     09/05/02 ..........        300          302
UBS PFD Funding Trust I
8.622%     10/29/49 ..........        405          425

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

ELFUN INCOME FUND (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Unilever Capital Corp.
6.875%     11/01/05 .............    $315    $     325
Union Carbide Corp.
6.79%      06/01/25 .............     690          695
Union Oil Co.
7.35%      06/15/09 .............     260          271
Union Pacific Co. (Series A)
8.02%      07/02/12 .............     471          493
United Air Lines Inc.
7.73%      07/01/10 .............     170          178
9.56%      10/19/18 .............     210          217
United Illuminating Co.
6.25%      12/15/02 .............     115          114
US Airways Pass-Through Trust
8.36%      07/20/20 .............     559          587
USA Networks Inc.
6.75%      11/15/05 .............     335          335
Viacom Inc.
7.75%      06/01/05 .............     675          701
Vodafone Group PLC
7.625%     02/15/05 .............     620          642(b)
Wal-Mart Stores Inc.
6.875%     08/10/09 .............     850          887
Williams Cos. Inc.
6.125%     02/15/12 .............     615          612
WorldCom Inc.
6.40%      08/15/05 .............     385          371
7.375%     01/15/06 .............     525          528(b)
8.875%     01/15/06 .............     350          361
Yale University
7.375%     04/15/96 .............     275          283

TOTAL CORPORATE NOTES
   (COST $65,988) ...............               65,677

NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.0%

Chase Commercial Mortgage
   Securities Corp.
6.39%      11/18/08 .............     513          515
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 .............     961          953
GS Mortgage Securities Corp. (Class A)
6.86%      07/13/30 .............     687          698
Nationslink Funding Corp.
6.001%     11/20/07 .............     306          305
6.476%     07/20/08 .............     489          493

TOTAL NON-AGENCY MORTGAGE
   BACKED SECURITIES
   (COST $2,910) ................                2,964

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.1%

Bear Stearns Commercial
   Mortgage Securities
6.80%      09/15/08 ............. $   470   $      481
7.11%      09/15/09 .............   1,256        1,298
GMAC Commercial Mortgage
   Security Inc.
6.42%      08/15/08 .............     371          372
Headlands Mortgage
   Securities Inc. (Class A)
6.65%      02/25/29 .............     591          566
J.P. Morgan Commercial
   Mortgage Finance Corp.
7.107%     08/15/32 .............     224          231
LB Commercial Conduit
   Mortgage Trust
6.41%      08/15/07 .............     399          403
7.105%     07/15/08 .............     796          825
6.78%      04/15/09 .............      30           30
Lehman Large Loan
6.79%      06/12/04 .............     380          386
Merrill Lynch Mortgage
   Investors Inc.
6.50%      05/01/30 .............     242          231
Morgan Stanley Capital I
6.86%      05/15/06 .............     547          557(b)
6.52%      01/15/08 .............     123          124
6.21%      09/15/08 .............     202          201
6.76%      11/15/08 .............     235          240
7.11%      07/15/09 .............     400          415
7.20%      09/15/10 .............   3,112        3,267
Norwest Integrated Structured
   Assets Inc. (Class A)
6.50%      04/25/29 .............     343          341
7.50%      03/25/30 .............     386          389
Residential Asset
   Securitization Trust
1.073%     08/25/30 .............   2,969           63(g)
Salomon Brothers Mortgage
   Securities Inc.
7.00%      07/25/24 .............   1,182        1,109
Structured Asset Securities Corp.
1.58%      02/25/28 .............   2,472          158(g)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $11,604) ...............               11,687

TOTAL BONDS AND NOTES
   (COST $272,034) ..............              275,126

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $480) ..................     480    $     484(b)

INVESTMENTS IN SECURITIES
   (COST $272,514) ..............              275,610


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund ..  14,797       14,797


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 11.9%

Federal Home Loan Bank
5.50%      01/05/01 ............. $10,613       10,606
Federal Home Loan
   Mortgage Corp.
5.50%      01/02/01 - 01/09/01 ..  23,497       23,480

TOTAL FEDERAL AGENCIES
   (COST $34,086) ...............               34,086

TOTAL SHORT-TERM INVESTMENTS
   (COST $48,883) ...............               48,883

OTHER ASSETS AND LIABILITIES,
   NET (13.7%) ..................              (39,016)
                                              --------
NET ASSETS -- 100% ..............             $285,477
                                              ========


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL MANAGES THE ELFUN MONEY MARKET FUND (PLEASE REFER TO PAGE
33 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS ON THE FIXED INCOME MARKETS.)

Q. HOW DID THE ELFUN MONEY MARKET FUND PERFORM VERSUS ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Elfun Money Market Fund posted a total return of 6.40% for the one-year period ended December 31, 2000 versus a return of 6.04% for the 90-day Treasury bill. The Lipper peer group, representing 362 Money Market funds posted an average return of 5.70% for the same period.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Positive performance relative to the market and the Fund's peer group came primarily from opportunistic positioning of the Fund's average maturity throughout the year. As the economy grew and the Federal Reserve tightened interest rates in the first half of the year, the average maturity was shortened to take advantage of increasing reinvestment yields. As the economy slowed later in the year and the market expectations increased for Federal Reserve easing, the average maturity was lengthened to gain price performance from decreasing rates.


[PHOTO OMITTED]

                                                         ELFUN MONEY MARKET FUND

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]

        ELFUN MONEY MARKET FUND          90 DAY U.S. T-BILL
'90           $10,000.00                     $10,000.00
'91            10,655.00                      10,553.66
'92            11,072.00                      10,924.63
'93            11,439.00                      11,259.47
'94            11,916.00                      11,750.69
'95            12,610.00                      12,415.76
'96            13,270.00                      13,055.06
'97            13,993.00                      13,733.92
'98            14,747.00                      14,404.64
'99            15,502.00                      15,100.57
'00            16,494.68                      16,011.06


             AVERAGE ANNUAL TOTAL RETURN
       FOR THE PERIODS ENDED DECEMBER 31, 2000
-------------------------------------------------

                                          SINCE
                         ONE     FIVE   INCEPTION
                        YEAR     YEAR   (6/14/90)
-------------------------------------------------

Elfun Money Market Fund 6.40%    5.52%    5.13%


90 Day U.S. T-Bill      6.04%    5.22%    4.82%



------------------------------------------------------------------
             *LIPPER PERFORMANCE COMPARISON
                 MONEY MARKET PEER GROUP

          BASED ON AVERAGE ANNUAL TOTAL RETURNS
             FOR THE PERIODS ENDED 12/31/00

                                            ONE    FIVE    TEN
                                           YEAR    YEAR   YEAR

   Fund's rank in peer group: ..........     3       5       1

   Number of Funds in peer group: ......   362     247     137

   Peer group average annual
     total return: .....................  5.70%   5.00%   4.62%

   Lipper categories in peer group: ....      MONEY MARKET


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

------------------------------------------------------------------


---------------------------------------------
     FUND YIELD AT DECEMBER 31, 2000
---------------------------------------------

                                      IBC
                         FUND      MONEY FUND
---------------------------------------------

  7 Day Current         6.46%+        5.96%
---------------------------------------------

  7 Day Effective       6.67%         6.14%
---------------------------------------------


CURRENT YIELD REPRESENTS INCOME EARNED ON AN
INVESTMENT IN THE MONEY MARKET FUND FOR A
SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS
SLIGHTLY HIGHER BECAUSE IT REFLECTS THE
COMPOUNDING EFFECT OF EARNINGS ON REINVESTED
DIVIDENDS.



--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital by investing primarily in short-term, U.S. dollar denominated money market instruments.
--------------------------------------------------------------------------------

AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2000.

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                             ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $348,791

[PIE CHART OMITTED]

COMMERICAL PAPER               51.0%
CERTIFICATES OF DEPOSITS       25.9%
U.S. GOVERNMENTS               23.0%
TIME DEPOSIT                   0.01%


                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.7%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 22.9%

U.S. AGENCIES(D)

Federal Farm Credit Bank
6.52%      01/24/01 .............. $4,000    $   3,983
6.47%      04/16/01 ..............  9,240        9,071
                                                13,054
Federal Home Loan Bank
6.61%      02/07/01 ..............  3,600        3,576
6.52%      03/13/01 ..............  4,000        3,950
                                                 7,526
Federal Home Loan Mortgage Corp.
6.22%      03/22/01 .............. 17,000       16,769
Federal National Mortgage Assoc.
6.55%      01/25/01 .............. 12,500       12,446
6.50%      03/01/01 .............. 11,900       11,775
6.52%      03/29/01 .............. 12,300       12,111
6.47%      04/12/01 ..............  6,620        6,504
                                                42,836

TOTAL U.S. GOVERNMENTS
   (COST $80,185) ................              80,185


COMMERCIAL PAPER -- 50.9%

Abbey National PLC
6.52%      01/22/01 .............. 12,000       11,954
Associates Corp. of North America
6.53%      01/16/01 .............. 12,000       11,967
Banc One Financial Corp.
6.56%      01/08/01 .............. 12,000       11,985
Bank of America Corp.
6.52%      02/09/01 .............. 14,120       14,020
Bank of Nova Scotia
6.491%     02/15/01 .............. 12,700       12,597


                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------

Chase Manhattan Corp.
6.47%      02/28/01 ............. $12,500  $    12,370
Citibank Capital Markets
6.50%      02/16/01 .............  13,000       12,892
Deutsche Bank AG
6.52%      01/30/01 .............  12,500       12,434
Goldman Sachs Group LP
6.45%      02/16/01 .............  12,450       12,347
Merrill Lynch & Co. Inc.
6.55%      01/16/01 .............  14,000       13,962
Morgan Stanley Dean Witter
6.50%      02/16/01 .............  12,700       12,595
National Australia Funding Corp.
6.63%      01/02/01 .............  16,460       16,457
Wachovia Corp.
6.47%      02/09/01 .............  12,000       11,916
Wells Fargo & Co.
6.52%      02/02/01 .............  10,600       10,539

TOTAL COMMERCIAL PAPER
   (COST $178,035) ..............              178,035

YANKEE CERTIFICATES OF DEPOSIT -- 25.9%

Bank of Montreal
6.64%      01/05/01 .............  13,000       13,000
Barclays US Funding Corp.
6.50%      01/08/01 .............  13,450       13,450
Bayerische Hypotheken Bank
6.60%      01/08/01 .............  12,810       12,810
Canadian Imperial Bank
   of Commerce
6.53%      02/07/01 .............  12,810       12,810
Dresdner Bank AG
6.58%      01/26/01 .............  12,700       12,642
Royal Bank of Canada
6.60%      02/20/01 .............  12,700       12,700
Toronto-Dominion Bank
6.60%      02/15/01 .............  13,000       13,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $90,412) ...............               90,412

TIME DEPOSIT -- 0.0%

State Street Cayman Islands
6.438%     01/02/01
   (COST $159) ..................     159          159
TOTAL SHORT-TERM INVESTMENTS
   (COST $348,791)                             348,791

OTHER ASSETS AND LIABILITIES,
   NET 0.3% .....................                  944
                                              --------
NET ASSETS-- 100% ...............             $349,735
                                              ========

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding pages relating to the Funds' one year total return and top ten holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers Municipal Bond Index (LBMI), and the 90 Day U.S. Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. MSCI World Index is a composite of 913 stocks in companies from 20 countries representing the European, Pacific Basin and American regions. The MSCI EAFE is a composite of 989 foreign securities traded in 20 developed markets representing Europe, Australasia, and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI Index is a composite of investment-grade (Baa or better), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

A number of the broad market returns are not available from the Funds' commencement of investment operations through December 31, 2000 and therefore are calculated from the month end nearest to the Funds' commencement of operations dates.

The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,514 taxable money market funds.

The Elfun International Equity Fund changed its benchmark index during the fiscal year ended December 31, 2000 from the MSCI World Index to the MSCI EAFE Index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The Elfun International Equity Fund changed its peer group during the fiscal year ended December 31, 2000, from the Global Stock Peer Group to the International Funds Peer Group. The one year Lipper Performance Comparison information reflects the Fund's ranking in the International Funds Peer Group, which includes International, Canadian, and International Small Cap.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

  NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) --  DECEMBER 31, 2000
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $1,097, $3,542, $12,009, and $12,033 or 0.4%, 1.6%, 0.8% and 4.2% of net
    assets for the Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2000 all or a portion of this security was pledged to cover collateral requirements for TBA's.

(i) All or a portion of security is out on loan.

(j) Prerefunded. Bonds are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by a private insurer guaranteeing the bond in the event of a default. The Elfun Tax-Exempt Income Fund had insurance concentrations as of December 31, 2000 (as a percentage of net assets) as follows:
                  FGIC                1.81%
                  MBIA               29.98%
                  AMBAC              15.85%
                  FSA                 0.88%
                  Other               3.12%

(l) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m) At December 31, 2000, the security is in default. GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued. The costs of the security were $78 and $213, and represent 0.00% and 0.01% of net assets of the Diversified Fund and Income Fund, respectively.

(n) Investments of cash collateral for securities on loan.

(o) Variable or floating rate security. The stated rate represents the rate at December 31, 2000.

ABBREVIATIONS:
   ADR    --    American Depositary Receipt
   AMBAC  --    American Municipal Bond Assurance Corporation
   FDR    --    Finnish Depositary Receipt
   FGIC   --    Financial Guaranty Insurance Corporation
   FSA    --    Financial Security Assurance
   GDR    --    Global Depositary Receipt
   G.O.   --    General Obligation
   MBIA   --    Municipal Bond Investors Assurance Corporation
   Regd.  --    Registered
   REMIC  --    Real Estate Mortgage Investment Conduit
   SDR    --    Special Drawing Rights
   STRIPS --    Separate Trading of Registered Interest and
                Principal of Security

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:


ELFUN INTERNATIONAL EQUITY FUND                          2000        1999         1998          1997         1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $24.32       $19.60       $17.00        $17.67       $16.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.37         0.26         0.26          0.22         0.24
   Net realized and unrealized
      gains (losses) on investments ................     (2.61)        7.30         2.69          1.26         2.45
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....     (2.24)        7.56         2.95          1.48         2.69
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.34         0.23         0.22          0.17         0.23
   Net realized gains ..............................      3.06         2.61         0.13          1.98         1.44
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      3.40         2.84         0.35          2.15         1.67
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................    $18.68       $24.32       $19.60        $17.00       $17.67
=====================================================================================================================

TOTAL RETURN(A) ....................................     (8.97)%      38.90%       17.36%         8.47%       16.13%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........  $269,486     $292,334     $207,466      $193,492     $176,303
   Ratios to average net assets:
      Net investment income (loss) .................      1.55%        1.22%        1.32%         1.17%        1.37%
      Expenses .....................................      0.15%        0.20%        0.31%         0.24%        0.25%
   Portfolio turnover rate .........................        59%          67%          54%           83%          45%
=====================================================================================================================


ELFUN TRUSTS                                             2000        1999         1998          1997         1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $69.81       $62.58       $55.81        $46.46       $39.88
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.66         0.63         0.83          0.75         0.75
   Net realized and unrealized
      gains (losses) on investments ................      3.43        11.64        11.93         13.48         8.68
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ............      4.09        12.27        12.76         14.23         9.43
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.66         0.62         0.83          0.74         0.75
   Net realized gains ..............................      5.72         4.42         5.16          4.14         2.10
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      6.38         5.04         5.99          4.88         2.85
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................    $67.52       $69.81       $62.58        $55.81       $46.46
=====================================================================================================================

TOTAL RETURN(A) ....................................      5.89%       19.74%       22.94%        30.86%       23.55%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........$2,792,861   $2,758,535   $2,368,878    $1,981,395   $1,525,979
   Ratios to average net assets:
      Net investment income (loss) .................      0.92%        0.91%        1.35%         1.39%        1.71%
      Expenses .....................................      0.10%        0.12%        0.12%         0.09%        0.13%
   Portfolio turnover rate .........................        12%          11%          15%           16%          12%



--------------------------------------------------------------------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:



ELFUN DIVERSIFIED FUND                                    2000         1999         1998         1997          1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................     $21.12       $20.18       $19.16        $17.27       $15.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.69         0.60         0.61          0.56         0.54
   Net realized and unrealized
      gains (losses) on investments ...............       0.45         2.22         2.66          2.64         1.75
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       1.14         2.82         3.27          3.20         2.29
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.70         0.59         0.60          0.56         0.54
   Net realized gains .............................       1.55         1.29         1.65          0.75         0.34
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       2.25         1.88         2.25          1.31         0.88
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................     $20.01       $21.12       $20.18        $19.16       $17.27
=====================================================================================================================

TOTAL RETURN(A) ...................................       5.46%       14.04%       17.14%        18.58%       14.40%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .........   $217,074     $208,128     $177,582      $143,808     $102,157
   Ratios to average net assets:
      Net investment income (loss) ................       3.18%        2.83%        3.00%         3.11%        3.41%
      Expenses ....................................       0.15%        0.20%        0.25%         0.22%        0.28%
   Portfolio turnover rate ........................        105%          98%         126%          100%          89%
=====================================================================================================================


ELFUN TAX-EXEMPT INCOME FUND                              2000         1999         1998         1997          1996
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................     $10.98       $11.98       $11.93        $11.61       $11.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.62         0.61         0.62          0.65         0.66
   Net realized and unrealized
      gains (losses) on investments ...............       0.70        (0.96)        0.10          0.43        (0.25)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       1.32        (0.35)        0.72          1.08         0.41
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.62         0.61         0.62          0.65         0.66
   Net realized gains .............................         --         0.04         0.05          0.11         0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.62         0.65         0.67          0.76         0.71
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $11.68       $10.98       $11.98        $11.93       $11.61
=====================================================================================================================

TOTAL RETURN(A) ...................................      12.37%       (3.01)%       6.21%         9.59%        3.60%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ......... $1,548,384   $1,365,181   $1,486,373    $1,394,734   $1,301,737
   Ratios to average net assets:
      Net investment income (loss) ................       5.47%        5.31%        5.18%         5.52%        5.67%
      Expenses ....................................       0.09%        0.14%        0.10%         0.10%        0.13%
   Portfolio turnover rate ........................         22%          24%          18%           28%          22%



--------------------------------------------------------------------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:


ELFUN INCOME FUND                                         2000        1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................     $10.72       $11.56       $11.61        $11.32       $11.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.74         0.73         0.72          0.75         0.76
   Net realized and unrealized
      gains (losses) on investments ...............       0.40        (0.80)        0.24          0.29        (0.32)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       1.14        (0.07)        0.96          1.04         0.44
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.76         0.73         0.75          0.75         0.76
   Net realized gains .............................         --         0.04         0.26           --            --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.76         0.77         1.01          0.75         0.76
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................     $11.10       $10.72       $11.56        $11.61       $11.32
=====================================================================================================================

TOTAL RETURN(A) ...................................      11.11%       (0.62)%       8.49%         9.58%        4.01%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .........   $285,477     $267,981     $274,082      $230,963     $219,451
   Ratios to average net assets:
      Net investment income (loss) ................       6.83%        6.55%        6.12%         6.56%        6.68%
      Expenses ....................................       0.16%        0.18%        0.22%         0.20%        0.24%
   Portfolio turnover rate ........................        221%         211%         216%          222%         201%
=====================================================================================================================


ELFUN MONEY MARKET FUND                                   2000        1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................      $1.00        $1.00        $1.00         $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.06         0.05         0.05          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...........       0.06         0.05         0.05          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.06         0.05         0.05          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.06         0.05         0.05          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................      $1.00        $1.00        $1.00         $1.00        $1.00
=====================================================================================================================

TOTAL RETURN(A) ...................................       6.40%        5.11%        5.39%         5.45%        5.23%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .........   $349,735     $286,992     $203,920      $167,385      $139,474
   Ratios to average net assets:
      Net investment income (loss) ................       6.20%        4.91%        5.21%         5.27%        5.08%
      Expenses ....................................       0.17%        0.19%        0.25%         0.24%        0.31%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL HIGHLIGHTS
(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.


--------------------------------------------------------------------------------
See Notes to Financial Highlights and Notes to Financial Statements.

  STATEMENTS OF ASSETS AND LIABILITIES   DECEMBER 31, 2000
  (AMOUNTS IN THOUSANDS)


                                                                    ELFUN                                      ELFUN
                                                                INTERNATIONAL            ELFUN              DIVERSIFIED
                                                                 EQUITY FUND            TRUSTS                  FUND
ASSETS
   Investments in securities, at market
       (cost $226,110; $1,204,107; $167,665; $1,435,674;
       $272,514; and $0, respectively) ............................  $253,523         $2,695,967              $206,179
   Short-term investments (at amortized cost) .....................    15,717             95,250                 9,952
   Foreign currency (cost $25; $0; $51; $0; $0;
       and $0, respectively) ......................................        24                 --                    51
   Receivable for investments sold ................................        --                 --                 6,257
   Income receivables .............................................       556              2,611                 1,245
   Receivable for fund units sold .................................        83                559                   165
   Receivable for total return swaps ..............................        --                 --                    47
   Receivable from advisor ........................................       215                 --                    25
------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................   270,118          2,794,387               223,921
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to unitholders ...........................        --                 13                    45
   Payable upon return of securities loaned .......................        --                 --                    --
   Payable for investments purchased ..............................        --                 --                 6,756
   Payable for fund units redeemed ................................       552                865                    45
   Payable to GEAM ................................................        80                648                    --
   Payable to custodian ...........................................        --                 --                     1
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................       632              1,526                 6,847
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $269,486         $2,792,861              $217,074
==============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ................................................  $243,373         $1,298,202              $178,796
   Undistributed (distributions in excess)
       net investment income ......................................       (33)               340                     6
   Accumulated net realized gain (loss) ...........................    (1,274)             2,459                  (244)
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................    27,413          1,491,860                38,514
       Foreign currency related transactions ......................         7                 --                     2
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $269,486         $2,792,861              $217,074
------------------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ..........................................    14,427             41,366                10,851
Net asset value, offering and redemption price per unit ...........  $  18.68         $    67.52              $  20.01




                                                                        ELFUN                                      ELFUN
                                                                      TAX-EXEMPT              ELFUN             MONEY MARKET
                                                                     INCOME FUND           INCOME FUND              FUND
ASSETS
   Investments in securities, at market
       (cost $226,110; $1,204,107; $167,665; $1,435,674;
       $272,514; and $0, respectively) ............................   $1,523,367             $275,610             $     --
   Short-term investments (at amortized cost) .....................        2,369               48,883              348,791
   Foreign currency (cost $25; $0; $51; $0; $0;
       and $0, respectively) ......................................           --                   --                   --
   Receivable for investments sold ................................           --               14,475                   --
   Income receivables .............................................       24,468                3,653                  504
   Receivable for fund units sold .................................          106                  324                1,907
   Receivable for total return swaps ..............................           --                  181                   --
   Receivable from advisor ........................................           --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................    1,550,310              343,126              351,202
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to unitholders ...........................        1,319                  231                  365
   Payable upon return of securities loaned .......................           --               31,106                   --
   Payable for investments purchased ..............................           --               26,075                   --
   Payable for fund units redeemed ................................          485                  177                  990
   Payable to GEAM ................................................          122                   60                  112
   Payable to custodian ...........................................           --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................        1,926               57,649                1,467
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $1,548,384             $285,477             $349,735
===========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ................................................   $1,467,385             $292,522             $349,723
   Undistributed (distributions in excess)
       net investment income ......................................           --                  249                   12
   Accumulated net realized gain (loss) ...........................       (6,694)             (10,390)                  --
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................       87,693                3,096                   --
       Foreign currency related transactions ......................           --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $1,548,384             $285,477             $349,735
---------------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ..........................................      132,584               25,728              349,737
Net asset value, offering and redemption price per unit ...........   $    11.68             $  11.10             $   1.00




--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     50 &51

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2000
  (AMOUNTS IN THOUSANDS)


                                                              ELFUN                                  ELFUN
                                                          INTERNATIONAL            ELFUN          DIVERSIFIED
                                                           EQUITY FUND            TRUSTS              FUND

INVESTMENT INCOME

   INCOME:
      Dividends ..........................................   $  4,805            $ 21,937           $ 1,373
      Interest ...........................................        878               6,599             5,793
      Less: Foreign taxes withheld .......................       (638)               (170)              (84)
-------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................      5,045              28,366             7,082
-------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses ............................        143               1,345               100
      Unitholder servicing agent expenses ................         84                 303                62
      Transfer agent expenses ............................        142                 548               108
      Custody and accounting expenses ....................         37                 354                27
      Professional fees ..................................          2                  35                --
      Registration, filing, printing and
         miscellaneous expenses ..........................         25                 148                15
-------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ........................................        433               2,733               312
-------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .................................      4,612              25,633             6,770
===================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ........................................     36,589             220,531            15,050
      Futures ............................................         --                (352)              (22)
      Foreign currency related transactions ..............       (388)                 --               (74)
      Swaps ..............................................         --                  --               162

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      DEPRECIATION ON:
      Investments ........................................    (69,086)            (86,359)          (10,683)
      Futures ............................................         --               1,229                --
      Foreign currency related transactions ..............         12                   2                 2
-------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ....................................    (32,873)            135,051             4,435
-------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS ...................................   $(28,261)           $160,684           $11,205
===================================================================================================================






                                                                ELFUN                              ELFUN
                                                              TAX-EXEMPT          ELFUN         MONEY MARKET
                                                             INCOME FUND       INCOME FUND          FUND

INVESTMENT INCOME

   INCOME:
      Dividends ..........................................    $     --          $    54           $    --
      Interest ...........................................      79,441           18,632*           19,678
      Less: Foreign taxes withheld .......................          --               --                --
---------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................      79,441           18,686            19,678
---------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses ............................         642              131               145
      Unitholder servicing agent expenses ................          --               95                59
      Transfer agent expenses ............................         308              167               241
      Custody and accounting expenses ....................         182               35                36
      Professional fees ..................................           5               --                 2
      Registration, filing, printing and
         miscellaneous expenses ..........................         189                3                30
---------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ........................................       1,326              431               513
---------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .................................      78,115           18,255            19,165
=========================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ........................................      (2,410)          (4,415)               --
      Futures ............................................          --              (72)               --
      Foreign currency related transactions ..............          --               --                --
      Swaps ..............................................          --              620                --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      DEPRECIATION ON:
      Investments ........................................      92,099           13,876                --
      Futures ............................................          --               --                --
      Foreign currency related transactions ..............          --               --                --
---------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ....................................      89,689           10,009                --
---------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS ...................................    $167,804          $28,264           $19,165
=========================================================================================================

*Income attributable to security lending activity, net of rebate expenses, for the Elfun Income Fund was $162.



--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                52 &53

  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
  (AMOUNTS IN THOUSANDS)

                                                                 ELFUN                                            ELFUN
                                                             INTERNATIONAL                ELFUN                DIVERSIFIED
                                                              EQUITY FUND                 TRUSTS                   FUND


                                                          2000        1999         2000          1999         2000       1999
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..........................  $  4,612    $  2,856    $   25,633    $   23,503    $  6,770    $  5,416
      Net realized gain (loss) on investments,
         futures, foreign currency
         related transactions and swaps ..............    36,201      28,171       220,179       163,277      15,116      11,266
      Net increase (decrease) in unrealized
         appreciation / depreciation .................   (69,074)     49,791       (85,128)      277,381     (10,681)      8,793
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ........   (28,261)     80,818       160,684       464,161      11,205      25,475
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ..........................    (4,200)     (2,516)      (25,607)      (23,331)     (6,853)     (5,330)
      Net realized gains .............................   (37,830)    (28,107)     (221,119)     (165,864)    (15,240)    (11,669)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............................   (42,030)    (30,623)     (246,726)     (189,195)    (22,093)    (16,999)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ...................   (70,291)     50,195       (86,042)      274,966     (10,888)      8,476
------------------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ....................    48,242      27,191       122,371       139,897      22,527      24,267
      Value of distributions reinvested ..............    38,258      28,144       182,760       138,628      20,643      15,965
      Cost of units redeemed .........................   (39,057)    (20,662)     (184,763)     (163,834)    (23,336)    (18,162)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ....    47,443      34,673       120,368       114,691      19,834      22,070
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...........   (22,848)     84,868        34,326       389,657       8,946      30,546

NET ASSETS
   Beginning of year .................................   292,334     207,466     2,758,535     2,368,878     208,128     177,582
------------------------------------------------------------------------------------------------------------------------------------
   End of year .......................................  $269,486    $292,334    $2,792,861    $2,758,535    $217,074    $208,128
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS) OF
   NET INVESTMENT INCOME, END OF YEAR ................  $    (33)   $    (35)   $      340    $      314    $      6    $      4


====================================================================================================================================
CHANGES IN FUND UNITS
====================================================================================================================================

Units sold by subscription ...........................     2,002       1,207         1,727         2,064       1,045       1,142
Issued for distributions reinvested ..................     2,083       1,182         2,716         2,016       1,037         764
Units redeemed .......................................    (1,678)       (952)       (2,593)       (2,418)     (1,085)       (854)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ................     2,407       1,437         1,850         1,662         997       1,052
------------------------------------------------------------------------------------------------------------------------------------




                                                              ELFUN                                               ELFUN
                                                            TAX-EXEMPT                   ELFUN                 MONEY MARKET
                                                           INCOME FUND                INCOME FUND                  FUND


                                                        2000          1999         2000         1999         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ........................ $   78,115   $   77,161     $ 18,255    $ 17,979      $ 19,165    $ 11,460
      Net realized gain (loss) on investments,
         futures, foreign currency
         related transactions and swaps ............     (2,410)         (47)      (3,867)     (5,803)           --          --
      Net increase (decrease) in unrealized
         appreciation / depreciation ...............     92,099     (121,113)      13,876     (13,804)           --          --
---------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ......    167,804      (43,999)      28,264      (1,628)       19,165      11,460
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ........................    (78,115)     (77,161)     (18,875)    (17,937)      (19,165)    (11,460)
      Net realized gains ...........................         --       (4,877)          --      (1,002)           --          --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .............................    (78,115)     (82,038)     (18,875)    (18,939)      (19,165)    (11,460)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions .................     89,689     (126,037)       9,389     (20,567)           --          --
---------------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ..................    166,105      134,206       33,731      42,791       350,660     299,285
      Value of distributions reinvested ............     52,896       56,852       15,615      16,113        18,187      10,858
      Cost of units redeemed .......................   (125,487)    (186,213)     (41,239)    (44,438)     (306,104)   (227,071)
---------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ..     93,514        4,845        8,107      14,466        62,743      83,072
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .........    183,203     (121,192)      17,496      (6,101)       62,743      83,072

NET ASSETS
   Beginning of year ...............................  1,365,181    1,486,373      267,981     274,082       286,992     203,920
---------------------------------------------------------------------------------------------------------------------------------
   End of year ..................................... $1,548,384   $1,365,181     $285,477    $267,981      $349,735    $286,992
=================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS) OF
   NET INVESTMENT INCOME, END OF YEAR .............. $       --   $       --     $    249    $    249      $     12    $     12


=================================================================================================================================
CHANGES IN FUND UNITS
=================================================================================================================================

Units sold by subscription .........................     14,840       11,531        3,118       3,824       350,660     299,285
Issued for distributions reinvested ................      4,719        4,946        1,448       1,455        18,187      10,858
Units redeemed .....................................    (11,261)     (16,261)      (3,836)     (4,000)     (306,104)   (227,071)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ..............      8,298          216          730       1,279        62,743      83,072
---------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     54 & 55

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated ("GEAM"), the Funds' investment adviser, is a wholly owned subsidiary of General Electric Company. On March 31, 2000, General Electric Investment Corporation, which previously had served as the Funds' investment adviser, was merged into GEAM.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; such prices represent the mean of the bid and ask of the secondary market. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, Elfun Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------


Net realized exchange gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts would appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contract's terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES
(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 2000, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                               AMOUNT      EXPIRES
--------------------------------------------------------------------------------

Elfun Tax-Exempt Income Fund       $6,546        2008
Elfun Income Fund                   4,168        2007
                                    6,162        2008

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------


The following Funds elected to defer losses incurred after October 31, 2000 as follows:

FUND                              CURRENCY     CAPITAL
--------------------------------------------------------------------------------

Elfun Income Fund                   $ --        $ 40
Elfun Tax-Exempt Income Fund          --         148
Elfun Money Market Fund               --           0*
*Less than $1,000


DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

REVISED AUDIT AND ACCOUNTING GUIDE

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no impact on the Funds' net asset values.

3.   SECURITY LENDING

At December 31, 2000, the Elfun Income Fund, which is the only Fund that participated in securities lending, had loaned securities having a value, including accrued interest, of approximately $31 and received $31 in cash as collateral for loans.

4.   LINE OF CREDIT

Effective December 2000, the Funds share a revolving credit facility of up to $50,000,000, with a number of their affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Funds during the period ended December 31, 2000.

5. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 2000, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administrative expenses and unitholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------


6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
     (DOLLARS IN THOUSANDS)

At December 31, 2000, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation/(depreciation) of securities for U.S. Federal income tax purposes for each Fund were:
                                                                     NET
                                     GROSS         GROSS         UNREALIZED
                                  UNREALIZED     UNREALIZED     APPRECIATION/
                        COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
Elfun International
   Equity Fund      $  227,788    $   43,156       $17,421       $   25,735

Elfun Trusts         1,204,107     1,551,999        60,139        1,491,860

Elfun Diversified
   Fund                168,047        46,583         8,451           38,132

Elfun Tax-Exempt
   Income Fund       1,435,674        90,607         2,914           87,693

Elfun Income Fund      272,534         6,420         3,344            3,076


7.   OPTIONS

During the period ended December 31, 2000, there were no option contracts written.


8.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2000, were as follows:

                                  PURCHASES     SALES
--------------------------------------------------------------------------------
Elfun International
   Equity Fund                   $177,444    $167,775

Elfun Trusts                      327,567     476,773

Elfun Diversified Fund            217,160     212,134

Elfun Tax-Exempt
   Income Fund                    412,318     297,719

Elfun Income Fund                 605,078     588,509


Open swap transactions held by the Funds consisted of the following as of December 31, 2000:



ELFUN DIVERSIFIED FUND                               NOTIONAL AMOUNT
--------------------------------------------------------------------

Total Return Swap with Morgan Stanley
Capital Services Inc. on the Lehman
Brothers Asset Backed Securities Index.
Fund receives/pays the positive/negative
return on the Index and pays one month
LIBOR minus 35 basis points, expires
January 31, 2001.                                             $1,050

Total Return Swap with Morgan Stanley
Capital Services Inc. on the investment
grade portion of the Lehman Brothers
Collateralized Mortgage Backed
Securities Index. Fund receives/pays the
positive/ negative return on the Index
and pays one month LIBOR minus 35 basis
points, expires June 29, 2001.                                 1,593

ELFUN INCOME FUND                                    NOTIONAL AMOUNT
--------------------------------------------------------------------

Total Return Swap with Morgan Stanley
Capital Services Inc. on the Lehman
Brothers Asset Backed Securities Index.
Fund receives/pays the positive/negative
return on the Index and pays one month
LIBOR minus 35 basis points, expires
January 31, 2001.                                             $4,850

Total Return Swap with Morgan Stanley
Capital Services Inc. on the investment
grade portion of the Lehman Brothers
Collateralized Mortgage Backed
Securities Index. Fund receives/pays the
positive/ negative return on the Index
and pays one month LIBOR minus 35 basis
points, expires June 29, 2001.                                 5,525

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


[KPMG LOGO OMITTED]

THE BOARD OF TRUSTEES AND UNITHOLDERS
ELFUN FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
/S/SIGNATURE

New York, New York
February 9, 2001

                                                      TAX INFORMATION, UNAUDITED
--------------------------------------------------------------------------------

The Elfun International Equity Fund has elected to pass through foreign taxes paid in 2000 to its unitholders of record on December 26, 2000. The total amounts of foreign source income and foreign taxes paid are $0.42420 and $0.05166 per unit, respectively. Additional information needed by unitholders to prepare their 2000 Federal income tax returns has been provided with Forms 1099-DIV.

Of the dividends paid from net investment income by the Elfun Tax-Exempt Income Fund for the tax period ended December 31, 2000, 96.35% represents exempt interest dividends for Federal income tax purposes.

During the year ended December 31, 2000, the following Elfun Funds paid to unitholders of record on December 26, 2000 the following long-term capital gain dividends:

           FUND                                     PER UNIT AMOUNT
--------------------------------------------------------------------------------
           Elfun Trusts                                $5.72016
           Elfun Diversified Fund                      $1.50362
           Elfun International Equity Fund             $3.06180

                                                    ELFUN FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

ELFUN INTERNATIONAL EQUITY FUND
Ralph R. Layman
Michael J. Solecki

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Ralph R. Layman
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Michael Caufield

ELFUN INCOME FUND
ELFUN MONEY MARKET FUND
Team led by
Robert A. MacDougall

INVESTMENT ADVISER
GE Asset Management Incorporated

INDEPENDENT AUDITORS
KPMG LLP

CUSTODIAN
State Street Bank & Trust Company

UNITHOLDER SERVICING AGENT
Address all inquiries to:
GE Asset Management
P.O. Box 419631
Kansas City, MO 64141-6631

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, TRUSTEE, PRESIDENT,
AND CHIEF EXECUTIVE OFFICER
GE ASSET MANAGEMENT INCORPORATED

Eugene K. Bolton, TRUSTEE, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EVP, MUTUAL FUNDS

Ralph R. Layman, TRUSTEE, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, MARKETING

Donald W. Torey, TRUSTEE, EVP, PRIVATE EQUITIES AND REAL ESTATE

John J. Walker, TRUSTEE, EVP, CHIEF FINANCIAL OFFICER

                      [This Page Left Intentionally Blank]

                                                            SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at WWW.ELFUN.ORG.

Here are some of the benefits of our online service:

o View account balance and transaction history
o Make exchanges
o Redeem shares (minimum, $500; maximum, $50,000)

Many more features will be added to the web site in the future for your convenience.


NEW EXTENDED TELEPHONE SERVICE

Our Customer Reps at the Inquiry Center are available Monday to Friday from 8:30 AM to 6:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.


AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.


CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds
P. O. Box 419631
Kansas City, MO 64141-6631.


We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

ELFUN FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD, BUILDING B
STAMFORD, CT 06927

[GE LOGO OMITTED]


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   U.S. POSTAGE
       PAID
    CANTON, MA
  PERMIT NO. 313
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ELF-2 (2/01)